Exhibit 99.2

Genworth Financial

FOURTH QUARTER FINANCIAL SUPPLEMENT

DECEMBER 31, 2008

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that in the investments section we have added original rating data to the additional information regarding mortgage-backed and asset-based securities collateralized by sub-prime and Alt-A residential mortgage loans and the additional information regarding commercial mortgage-backed securities. These additions can be found on pages 60, 61 and 62.

Once again, thank you for your continued interest in Genworth Financial and please feel free to call with any questions or comments.

Regards,

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) is the result of impairments, including changes in intent to hold securities to recovery, and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) in accordance with GAAP, we believe that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this report reflects net operating income (loss) as determined in accordance with the Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income (loss) for the three and twelve months ended December 31, 2008 and 2007. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 70 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales”, “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for our wealth management(2) business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for lifestyle protection insurance business(3); (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross flows and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of our business at a specific date, rather than measures of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles
(2)	Formerly known as Managed Money.
(3)	Formerly known as Payment Protection Insurance.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2008				2007
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income (loss)	$11,988	$12,317	$12,616	$12,760	$12,751	$12,620	$12,416	$12,197
Total accumulated other comprehensive income (loss)	(3,062)	(1,819)	(271)	(35)	727	697	550	1,111

Total stockholders’ equity	$8,926	$10,498	$12,345	$12,725	$13,478	$13,317	$12,966	$13,308

Book value per common share	$20.60	$24.24	$28.52	$29.41	$30.92	$30.32	$29.30	$30.43
Book value per common share, excluding accumulated other comprehensive income (loss)	$27.67	$28.44	$29.14	$29.49	$29.25	$28.73	$28.05	$27.89
Common shares outstanding as of balance sheet date	433.2	433.1	432.9	432.7	435.9	439.2	442.6	437.4

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
GAAP Basis ROE	-4.6%	-0.6%	4.1%	8.1%	9.8%
Operating ROE	3.8%	7.8%	9.0%	10.2%	11.0%

	Three months ended
Quarterly Average ROE	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
GAAP Basis ROE	-10.6%	-8.3%	-3.4%	3.6%	5.6%
Operating ROE	-6.8%	7.1%	6.7%	7.7%	9.9%

See page 67 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended December 31, 2008	Twelve months ended December 31, 2008
Weighted-average shares used in basic earnings (loss) per common share calculations	433.1	433.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average shares used in diluted earnings (loss) per common share calculations	433.1	433.2

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Income (Loss)

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
REVENUES:
Premiums	$1,616	$1,670	$6,777	$6,330
Net investment income	857	1,053	3,730	4,135
Net investment gains (losses)	(149)	(214)	(1,709)	(332)
Insurance and investment product fees and other	305	266	1,150	992

Total revenues	2,629	2,775	9,948	11,125

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,522	1,255	5,806	4,580
Interest credited	309	385	1,293	1,552
Acquisition and operating expenses, net of deferrals	566	551	2,160	2,075
Amortization of deferred acquisition costs and intangibles	541	209	1,161	831
Interest expense	123	126	470	481

Total benefits and expenses	3,061	2,526	10,890	9,519

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(432)	249	(942)	1,606
Provision (benefit) for income taxes	(111)	69	(370)	452
Effective tax rate	25.7%	27.7%	39.3%	28.1%

INCOME (LOSS) FROM CONTINUING OPERATIONS	(321)	180	(572)	1,154
Income from discontinued operations, net of taxes	—	—	—	15
Gain (loss) on sale of discontinued operations, net of taxes	—	(2)	—	51

NET INCOME (LOSS)	$(321)	$178	$(572)	$1,220

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended December 31,		Twelve months ended December 31,
		2008	2007	2008	2007
	Retirement and Protection:
	Wealth Management(1)	$8	$12	$43	$44
	Retirement Income	(310)	41	(246)	212
	Institutional	15	9	80	43
	Life Insurance	49	76	264	310
	Long-Term Care Insurance	49	36	160	153

	Total Retirement and Protection	(189)	174	301	762
	International:
International Mortgage Insurance	—Canada	67	88	305	270
	—Australia	40	40	185	156
	—Other	(8)	16	(9)	29
	Lifestyle Protection(2)	25	36	152	130

	Total International	124	180	633	585
	U.S. Mortgage Insurance	(114)	(3)	(330)	167
	Corporate and Other	(28)	(37)	(135)	(141)

	NET OPERATING INCOME (LOSS)(3)	(207)	314	469	1,373

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Income from discontinued operations, net of taxes	—	—	—	15
	Gain on sale of discontinued operations, net of taxes	—	(2)	—	51
	Net investment gains (losses), net of taxes and other adjustments(4)	(89)	(134)	(1,016)	(205)
	Expenses related to reorganization, net of taxes	(25)	—	(25)	(14)

	NET INCOME (LOSS)	$(321)	$178	$(572)	$1,220

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(0.74)	$0.41	$(1.32)	$2.77
	Diluted	$(0.74)	$0.40	$(1.32)	$2.73
	Net operating earnings (loss) per common share
	Basic	$(0.48)	$0.72	$1.08	$3.12
	Diluted	$(0.48)	$0.71	$1.08	$3.07
	Shares outstanding
	Basic	433.1	437.4	433.2	439.7
	Diluted	433.1	441.1	433.2	447.6

(1)	Formerly known as Managed Money.
(2)	Formerly known as Payment Protection Insurance.
(3)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

(4)	See page 65 for details on fourth quarter 2008 net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,616	$1,735	$1,709	$1,717	$6,777	$1,670	$1,600	$1,549	$1,511	$6,330
Net investment income	857	918	953	1,002	3,730	1,053	1,074	1,024	984	4,135
Net investment gains (losses)	(149)	(816)	(518)	(226)	(1,709)	(214)	(48)	(51)	(19)	(332)
Insurance and investment product fees and other	305	331	254	260	1,150	266	249	243	234	992

Total revenues	2,629	2,168	2,398	2,753	9,948	2,775	2,875	2,765	2,710	11,125

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,522	1,497	1,386	1,401	5,806	1,255	1,168	1,090	1,067	4,580
Interest credited	309	319	320	345	1,293	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	566	515	551	528	2,160	551	540	495	489	2,075
Amortization of deferred acquisition costs and intangibles	541	208	209	203	1,161	209	202	207	213	831
Interest expense	123	125	110	112	470	126	124	124	107	481

Total benefits and expenses	3,061	2,664	2,576	2,589	10,890	2,526	2,425	2,307	2,261	9,519

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(432)	(496)	(178)	164	(942)	249	450	458	449	1,606
Provision (benefit) for income taxes	(111)	(238)	(69)	48	(370)	69	111	137	135	452

INCOME (LOSS) FROM CONTINUING OPERATIONS	(321)	(258)	(109)	116	(572)	180	339	321	314	1,154
Income from discontinued operations, net of taxes	—	—	—	—	—	—	—	5	10	15
Gain (loss) on sale of discontinued operations, net of taxes	—	—	—	—	—	(2)	—	53	—	51

NET INCOME (LOSS)	$(321)	$(258)	$(109)	$116	$(572)	$178	$339	$379	$324	$1,220

Earnings (Loss) Per Share Data:
Earnings (loss) from continuing operations per common share
Basic	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)	$0.41	$0.77	$0.73	$0.71	$2.62
Diluted	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)	$0.41	$0.76	$0.72	$0.69	$2.58
Earnings (loss) per common share
Basic	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)	$0.41	$0.77	$0.86	$0.74	$2.77
Diluted	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)	$0.40	$0.76	$0.84	$0.71	$2.73
Shares outstanding
Basic	433.1	433.1	432.9	433.6	433.2	437.4	441.1	439.4	441.0	439.7
Diluted	433.1	433.1	432.9	436.8	433.2	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2008					2007
		Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Retirement and Protection:
	Wealth Management	$8	$12	$11	$12	$43	$12	$11	$11	$10	$44
	Retirement Income	(310)	15	13	36	(246)	41	82	43	46	212
	Institutional	15	49	5	11	80	9	10	10	14	43
	Life Insurance	49	63	87	65	264	76	81	75	78	310
	Long-Term Care Insurance	49	39	34	38	160	36	39	41	37	153

	Total Retirement and Protection	(189)	178	150	162	301	174	223	180	185	762
	International:
International Mortgage Insurance	—Canada	67	80	83	75	305	88	68	59	55	270
	—Australia	40	48	50	47	185	40	36	44	36	156
	—Other	(8)	(2)	1	—	(9)	16	6	4	3	29
	Lifestyle Protection	25	40	49	38	152	36	30	35	29	130

	Total International	124	166	183	160	633	180	140	142	123	585
	U.S. Mortgage Insurance	(114)	(121)	(59)	(36)	(330)	(3)	39	66	65	167
	Corporate and Other	(28)	(3)	(62)	(42)	(135)	(37)	(34)	(37)	(33)	(141)

	NET OPERATING INCOME (LOSS)	(207)	220	212	244	469	314	368	351	340	1,373

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Income from discontinued operations, net of taxes	—	—	—	—	—	—	—	5	10	15
	Gain (loss) on sale of discontinued operations, net of taxes	—	—	—	—	—	(2)	—	53	—	51
	Net investment gains (losses), net of taxes and other adjustments	(89)	(478)	(321)	(128)	(1,016)	(134)	(29)	(30)	(12)	(205)
	Expenses related to reorganization, net of taxes	(25)	—	—	—	(25)	—	—	—	(14)	(14)

	NET INCOME (LOSS)	$(321)	$(258)	$(109)	$116	$(572)	$178	$339	$379	$324	$1,220

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)	$0.41	$0.77	$0.86	$0.74	$2.77
	Diluted	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)	$0.40	$0.76	$0.84	$0.71	$2.73
	Net operating earnings (loss) per common share
	Basic	$(0.48)	$0.51	$0.49	$0.56	$1.08	$0.72	$0.83	$0.80	$0.77	$3.12
	Diluted	$(0.48)	$0.51	$0.49	$0.56	$1.08	$0.71	$0.83	$0.78	$0.75	$3.07
	Shares outstanding
	Basic	433.1	433.1	432.9	433.6	433.2	437.4	441.1	439.4	441.0	439.7
	Diluted	433.1	433.1	432.9	436.8	433.2	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$42,871	$48,724	$51,887	$53,031	$55,154
Equity securities available-for-sale, at fair value	234	309	409	394	366
Commercial mortgage loans	8,262	8,447	8,573	8,822	8,953
Policy loans	1,834	1,822	1,806	1,654	1,651
Other invested assets	7,411	4,913	4,614	5,603	4,676

Total investments	60,612	64,215	67,289	69,504	70,800
Cash and cash equivalents	7,328	5,102	5,861	3,768	3,091
Accrued investment income	736	794	679	863	773
Deferred acquisition costs	7,786	7,681	7,530	7,330	7,034
Intangible assets	1,147	1,068	991	959	914
Goodwill	1,316	1,572	1,618	1,609	1,600
Reinsurance recoverable	17,212	16,763	16,571	16,498	16,483
Other assets	1,000	1,075	1,320	912	822
Deferred tax asset	849	194	—	—	—
Separate account assets	9,215	11,097	12,356	12,151	12,798

Total assets	$107,201	$109,561	$114,215	$113,594	$114,315

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets—(Continued)

(amounts in millions)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,533	$28,017	$27,529	$27,174	$26,740
Policyholder account balances	34,702	35,565	36,842	36,764	36,913
Liability for policy and contract claims	5,322	4,776	4,418	4,011	3,693
Unearned premiums	4,734	5,345	5,758	5,653	5,631
Other liabilities	6,920	6,200	6,093	6,671	6,255
Non-recourse funding obligations	3,455	3,455	3,455	3,455	3,455
Short-term borrowings	1,133	78	200	200	200
Long-term borrowings	4,261	4,530	4,531	3,966	3,903
Deferred tax liability	—	—	688	824	1,249
Separate account liabilities	9,215	11,097	12,356	12,151	12,798

Total liabilities	98,275	99,063	101,870	100,869	100,837

Common stock	1	1	1	1	1
Additional paid-in capital	11,477	11,484	11,482	11,473	11,461

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(4,038)	(2,963)	(1,723)	(1,479)	(526)
Derivatives qualifying as hedges	1,161	761	548	620	473
Foreign currency translation and other adjustments	(185)	383	904	824	780

Total accumulated other comprehensive income (loss)	(3,062)	(1,819)	(271)	(35)	727
Retained earnings	3,210	3,532	3,833	3,986	3,913
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,624)

Total stockholders’ equity	8,926	10,498	12,345	12,725	13,478

Total liabilities and stockholders’ equity	$107,201	$109,561	$114,215	$113,594	$114,315

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$52,632	$9,156	$3,163	$3,725	$68,676
Deferred acquisition costs and intangible assets	9,179	940	32	98	10,249
Reinsurance recoverable	16,571	129	512	—	17,212
Deferred tax and other assets	520	72	271	986	1,849
Separate account assets	9,215	—	—	—	9,215

Total assets	$88,117	$10,297	$3,978	$4,809	$107,201

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,533	$—	$—	$—	$28,533
Policyholder account balances	34,683	19	—	—	34,702
Liability for policy and contract claims	3,035	572	1,712	3	5,322
Unearned premiums	552	4,063	119	—	4,734
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Other liabilities	2,316	1,320	30	3,254	6,920
Borrowing and capital securities	—	—	—	5,394	5,394
Separate account liabilities	9,215	—	—	—	9,215

Total liabilities	81,889	5,974	1,861	8,551	98,275

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,659	4,550	2,270	(3,491)	11,988
Allocated accumulated other comprehensive income (loss)	(2,431)	(227)	(153)	(251)	(3,062)

Total stockholders’ equity	6,228	4,323	2,117	(3,742)	8,926

Total liabilities and stockholders’ equity	$88,117	$10,297	$3,978	$4,809	$107,201

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,836	$10,083	$3,115	$3,077	$70,111
Deferred acquisition costs and intangible assets	9,135	1,052	38	96	10,321
Reinsurance recoverable	16,322	136	305	—	16,763
Deferred tax and other assets	158	101	246	764	1,269
Separate account assets	11,097	—	—	—	11,097

Total assets	$90,548	$11,372	$3,704	$3,937	$109,561

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,017	$—	$—	$—	$28,017
Policyholder account balances	35,538	27	—	—	35,565
Liability for policy and contract claims	2,864	597	1,312	3	4,776
Unearned premiums	549	4,679	117	—	5,345
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Other liabilities	2,008	1,462	50	2,680	6,200
Borrowing and capital securities	—	—	—	4,608	4,608
Separate account liabilities	11,097	—	—	—	11,097

Total liabilities	83,628	6,765	1,479	7,191	99,063

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,773	4,337	2,358	(3,151)	12,317
Allocated accumulated other comprehensive income (loss)	(1,853)	270	(133)	(103)	(1,819)

Total stockholders’ equity	6,920	4,607	2,225	(3,254)	10,498

Total liabilities and stockholders’ equity	$90,548	$11,372	$3,704	$3,937	$109,561

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of September 30, 2008	$6,379	$893	$30	$—	$7,302
Costs deferred	195	43	8	—	246
Amortization, net of interest accretion(1)	(183)	(70)	(15)	—	(268)
Impact of foreign currency translation	—	(71)	—	—	(71)

Unamortized balance as of December 31, 2008	6,391	795	23	—	7,209
Effect of accumulated net unrealized investment gains (losses)	577	—	—	—	577

Balance as of December 31, 2008	$6,968	$795	$23	$—	$7,786

(1)	Amortization, net of interest accretion, includes $(1) million of amortization related to net investment gains (losses) for our policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Three Months Ended December 31, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total
REVENUES:
Premiums	$—	$105	$—	$235	$556	$896	$125	$72	$33	$303	$533	$182	$5	$1,616
Net investment income	—	279	61	142	226	708	44	28	8	37	117	33	(1)	857
Net investment gains (losses)	(2)	(253)	(269)	(230)	629	(125)	(2)	(1)	2	(4)	(5)	(15)	(4)	(149)
Insurance and investment product fees and other	73	49	40	96	6	264	—	(1)	(1)	2	—	4	37	305

Total revenues	71	180	(168)	243	1,417	1,743	167	98	42	338	645	204	37	2,629

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	231	—	208	541	980	39	34	34	69	176	366	—	1,522
Interest credited	—	128	74	60	47	309	—	—	—	—	—	—	—	309
Acquisition and operating expenses, net of deferrals	59	51	1	41	95	247	24	13	18	191	246	32	41	566
Amortization of deferred acquisition costs and intangibles	—	374	1	44	32	451	7	5	7	53	72	14	4	541
Interest expense	—	—	—	48	—	48	1	—	—	5	6	—	69	123

Total benefits and expenses	59	784	76	401	715	2,035	71	52	59	318	500	412	114	3,061

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	(604)	(244)	(158)	702	(292)	96	46	(17)	20	145	(208)	(77)	(432)
Provision (benefit) for income taxes	5	(132)	(84)	(55)	246	(20)	31	8	(7)	2	34	(83)	(42)	(111)

INCOME (LOSS) FROM CONTINUING OPERATIONS	7	(472)	(160)	(103)	456	(272)	65	38	(10)	18	111	(125)	(35)	(321)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	156	175	149	(410)	71	1	1	(1)	3	4	11	3	89
Expenses related to reorganization, net of taxes	—	6	—	3	3	12	1	1	3	4	9	—	4	25

NET OPERATING INCOME (LOSS)	$8	$(310)	$15	$49	$49	$(189)	$67	$40	$(8)	$25	$124	$(114)	$(28)	$(207)

Effective tax rate (operating income (loss))(2)	38.4%	12.6%	41.2%	35.5%	36.2%	-15.8%	31.9%	17.1%	40.7%	18.9%	24.3%	40.1%	58.1%	19.2%

(1)	Includes inter-segment eliminations.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Three Months Ended December 31, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total
REVENUES:
Premiums	$—	$135	$—	$231	$506	$872	$142	$71	$63	$347	$623	$171	$4	$1,670
Net investment income	2	304	167	171	212	856	49	33	9	47	138	36	23	1,053
Net investment gains (losses)	—	(55)	(128)	(29)	(2)	(214)	—	—	—	(2)	(2)	5	(3)	(214)
Insurance and investment product fees and other	88	55	—	100	6	249	1	—	1	6	8	12	(3)	266

Total revenues	90	439	39	473	722	1,763	192	104	73	398	767	224	21	2,775

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	218	—	202	509	929	26	33	21	60	140	186	—	1,255
Interest credited	—	130	149	61	45	385	—	—	—	—	—	—	—	385
Acquisition and operating expenses, net of deferrals	70	37	2	35	89	233	25	15	27	199	266	35	17	551
Amortization of deferred acquisition costs and intangibles	1	44	1	35	24	105	6	4	2	84	96	7	1	209
Interest expense	—	1	—	56	1	58	1	—	—	7	8	—	60	126

Total benefits and expenses	71	430	152	389	668	1,710	58	52	50	350	510	228	78	2,526

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	9	(113)	84	54	53	134	52	23	48	257	(4)	(57)	249
Provision (benefit) for income taxes	7	(2)	(40)	29	20	14	46	12	7	13	78	(4)	(19)	69

INCOME (LOSS) FROM CONTINUING OPERATIONS	12	11	(73)	55	34	39	88	40	16	35	179	—	(38)	180

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	30	82	21	2	135	—	—	—	1	1	(3)	1	134

NET OPERATING INCOME (LOSS)	$12	$41	$9	$76	$36	$174	$88	$40	$16	$36	$180	$(3)	$(37)	$314

Effective tax rate (operating income (loss))	37.5%	26.4%	31.3%	33.7%	36.5%	32.9%	34.4%	23.8%	30.7%	27.8%	30.7%	65.2%	29.9%	31.3%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Twelve Months Ended December 31, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$564	$—	$968	$2,127	$3,659	$534	$321	$120	$1,382	$2,357	$740	$21	$6,777
Net investment income	2	1,152	383	584	879	3,000	192	139	35	183	549	142	39	3,730
Net investment gains (losses)	(2)	(776)	(837)	(473)	540	(1,548)	18	(6)	(4)	(32)	(24)	(58)	(79)	(1,709)
Insurance and investment product fees and other	330	208	121	376	24	1,059	1	—	—	24	25	27	39	1,150

Total revenues	330	1,148	(333)	1,455	3,570	6,170	745	454	151	1,557	2,907	851	20	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	952	—	851	2,134	3,937	138	142	100	266	646	1,221	2	5,806
Interest credited	—	515	355	244	179	1,293	—	—	—	—	—	—	—	1,293
Acquisition and operating expenses, net of deferrals	260	170	7	149	351	937	90	63	71	807	1,031	138	54	2,160
Amortization of deferred acquisition costs and intangibles	3	413	17	136	121	690	32	24	11	292	359	102	10	1,161
Interest expense	—	3	—	169	—	172	3	—	—	37	40	—	258	470

Total benefits and expenses	263	2,053	379	1,549	2,785	7,029	263	229	182	1,402	2,076	1,461	324	10,890

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	67	(905)	(712)	(94)	785	(859)	482	225	(31)	155	831	(610)	(304)	(942)
Provision (benefit) for income taxes	25	(244)	(248)	(48)	276	(239)	166	45	(16)	28	223	(242)	(112)	(370)

INCOME (LOSS) FROM CONTINUING OPERATIONS	42	(661)	(464)	(46)	509	(620)	316	180	(15)	127	608	(368)	(192)	(572)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	409	544	307	(352)	909	(12)	4	3	21	16	38	53	1,016
Expenses related to reorganization, net of taxes	—	6	—	3	3	12	1	1	3	4	9	—	4	25

NET OPERATING INCOME (LOSS)	$43	$(246)	$80	$264	$160	$301	$305	$185	$(9)	$152	$633	$(330)	$(135)	$469

Effective tax rate (operating income (loss))	37.2%	7.7%	35.8%	31.1%	35.6%	46.0%	34.4%	20.2%	56.8%	21.2%	27.1%	40.1%	37.7%	28.7%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Twelve Months Ended December 31, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$558	$—	$940	$1,996	$3,494	$427	$284	$141	$1,345	$2,197	$615	$24	$6,330
Net investment income	6	1,266	675	675	831	3,453	161	116	30	163	470	147	65	4,135
Net investment gains (losses)	—	(110)	(159)	(32)	(15)	(316)	(2)	1	(1)	(5)	(7)	6	(15)	(332)
Insurance and investment product fees and other	330	198	—	376	24	928	1	1	2	25	29	37	(2)	992

Total revenues	336	1,912	516	1,959	2,836	7,559	587	402	172	1,528	2,689	805	72	11,125

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	869	—	804	2,000	3,673	75	134	47	229	485	421	1	4,580
Interest credited	—	551	596	243	162	1,552	—	—	—	—	—	—	—	1,552
Acquisition and operating expenses, net of deferrals	264	140	10	129	344	887	84	54	81	781	1,000	131	57	2,075
Amortization of deferred acquisition costs and intangibles	2	174	2	130	109	417	19	19	6	319	363	33	18	831
Interest expense	—	5	—	205	1	211	3	—	—	25	28	—	242	481

Total benefits and expenses	266	1,739	608	1,511	2,616	6,740	181	207	134	1,354	1,876	585	318	9,519

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	70	173	(92)	448	220	819	406	195	38	174	813	220	(246)	1,606
Provision (benefit) for income taxes	26	22	(33)	161	78	254	137	39	10	47	233	49	(84)	452

INCOME (LOSS) FROM CONTINUING OPERATIONS	44	151	(59)	287	142	565	269	156	28	127	580	171	(162)	1,154

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	61	102	23	11	197	1	—	1	3	5	(4)	7	205
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$44	$212	$43	$310	$153	$762	$270	$156	$29	$130	$585	$167	$(141)	$1,373

Effective tax rate (operating income (loss))	36.8%	20.8%	34.3%	35.6%	35.4%	32.0%	33.8%	20.1%	27.0%	27.5%	28.8%	22.0%	33.2%	29.4%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$896	$958	$885	$920	$3,659	$872	$861	$887	$874	$3,494
Net investment income	708	730	755	807	3,000	856	893	860	844	3,453
Net investment gains (losses)	(125)	(702)	(511)	(210)	(1,548)	(214)	(38)	(45)	(19)	(316)
Insurance and investment product fees and other	264	322	234	239	1,059	249	233	227	219	928

Total revenues	1,743	1,308	1,363	1,756	6,170	1,763	1,949	1,929	1,918	7,559

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	980	1,048	930	979	3,937	929	919	917	908	3,673
Interest credited	309	319	320	345	1,293	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	247	234	229	227	937	233	220	222	212	887
Amortization of deferred acquisition costs and intangibles	451	50	100	89	690	105	96	112	104	417
Interest expense	48	38	39	47	172	58	59	51	43	211

Total benefits and expenses	2,035	1,689	1,618	1,687	7,029	1,710	1,685	1,693	1,652	6,740

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(292)	(381)	(255)	69	(859)	53	264	236	266	819
Provision (benefit) for income taxes	(20)	(156)	(88)	25	(239)	14	64	83	93	254

INCOME (LOSS) FROM CONTINUING OPERATIONS	(272)	(225)	(167)	44	(620)	39	200	153	173	565

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	71	403	317	118	909	135	23	27	12	197
Expenses related to reorganization, net of taxes	12	—	—	—	12

NET OPERATING INCOME (LOSS)	$(189)	$178	$150	$162	$301	$174	$223	$180	$185	$762

Effective tax rate (operating income (loss))	-15.8%	25.6%	35.6%	35.1%	46.0%	32.9%	25.7%	35.0%	35.0%	32.0%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	1	1	2	2	2	1	1	6
Net investment gains (losses)	(2)	—	—	—	(2)	—	—	—	—	—
Insurance and investment product fees and other	73	86	85	86	330	88	86	81	75	330

Total revenues	71	86	86	87	330	90	88	82	76	336

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	59	67	67	67	260	70	69	65	60	264
Amortization of deferred acquisition costs and intangibles	—	1	1	1	3	1	1	—	—	2
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	59	68	68	68	263	71	70	65	60	266

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	18	18	19	67	19	18	17	16	70
Provision for income taxes	5	6	7	7	25	7	7	6	6	26

INCOME FROM CONTINUING OPERATIONS	7	12	11	12	42	12	11	11	10	44

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	—	—	1	—	—	—	—	—

NET OPERATING INCOME	$8	$12	$11	$12	$43	$12	$11	$11	$10	$44

Effective tax rate (operating income)	38.4%	37.1%	36.8%	36.8%	37.2%	37.5%	36.6%	36.6%	36.4%	36.8%

SALES:
Sales by Distribution Channel:
Independent Producers	$878	$1,058	$1,229	$1,105	$4,270	$1,217	$1,382	$1,427	$1,400	$5,426
Dedicated Sales Specialists	99	172	176	175	622	257	283	332	312	1,184

Total Sales	$977	$1,230	$1,405	$1,280	$4,892	$1,474	$1,665	$1,759	$1,712	$6,610

ASSETS UNDER MANAGEMENT:
Beginning of period	$18,671	$20,285	$20,461	$21,584	$21,584	$21,662	$20,683	$18,806	$17,293	$17,293
Gross flows	977	1,230	1,405	1,280	4,892	1,474	1,665	1,759	1,712	6,610
Redemptions	(1,447)	(1,047)	(1,044)	(1,080)	(4,618)	(797)	(567)	(494)	(431)	(2,289)

Net flows	(470)	183	361	200	274	677	1,098	1,265	1,281	4,321
Market performance	(2,754)	(1,797)	(537)	(1,323)	(6,411)	(755)	(119)	612	232	(30)

End of period	$15,447	$18,671	$20,285	$20,461	$15,447	$21,584	$21,662	$20,683	$18,806	$21,584

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Advisors Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation. On August 1, 2008, Genworth Financial Asset Management, Inc. merged into AssetMark Investment Services, Inc. with AssetMark Investment Services, Inc. being the surviving entity. AssetMark Investment Services, Inc. subsequently changed its name to Genworth Financial Wealth Management, Inc. on August 1, 2008.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$105	$181	$111	$167	$564	$135	$118	$151	$154	$558
Net investment income	279	280	291	302	1,152	304	323	315	324	1,266
Net investment gains (losses)	(253)	(325)	(105)	(93)	(776)	(55)	(24)	(22)	(9)	(110)
Insurance and investment product fees and other	49	51	54	54	208	55	53	46	44	198

Total revenues	180	187	351	430	1,148	439	470	490	513	1,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	231	278	191	252	952	218	198	221	232	869
Interest credited	128	130	129	128	515	130	134	142	145	551
Acquisition and operating expenses, net of deferrals	51	39	42	38	170	37	32	37	34	140
Amortization of deferred acquisition costs and intangibles	374	(12)	28	23	413	44	44	41	45	174
Interest expense	—	1	1	1	3	1	2	1	1	5

Total benefits and expenses	784	436	391	442	2,053	430	410	442	457	1,739

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(604)	(249)	(40)	(12)	(905)	9	60	48	56	173
Provision (benefit) for income taxes	(132)	(106)	—	(6)	(244)	(2)	(8)	16	16	22

INCOME (LOSS) FROM CONTINUING OPERATIONS	(472)	(143)	(40)	(6)	(661)	11	68	32	40	151

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	156	158	53	42	409	30	14	11	6	61
Expenses related to reorganization, net of taxes	6	—	—	—	6	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(310)	$15	$13	$36	$(246)	$41	$82	$43	$46	$212

Effective tax rate (operating income (loss))	12.6%	442.3%	70.6%	31.4%	7.7%	26.4%	-0.2%	33.4%	29.6%	20.8%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	8	2	3	3	16	3	3	5	4	15
Net investment gains (losses)	31	(82)	7	(35)	(79)	(9)	(9)	1	—	(17)
Insurance and investment product fees and other	42	48	51	51	192	51	48	41	38	178

Total revenues	81	(32)	61	19	129	45	42	47	42	176

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	11	8	5	60	4	4	(1)	4	11
Interest credited	3	4	3	4	14	4	3	4	4	15
Acquisition and operating expenses, net of deferrals	25	14	16	13	68	13	10	12	10	45
Amortization of deferred acquisition costs and intangibles	181	(18)	18	4	185	14	10	7	7	38
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	245	11	45	26	327	35	27	22	25	109

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(164)	(43)	16	(7)	(198)	10	15	25	17	67
Provision (benefit) for income taxes	(44)	(19)	8	(4)	(59)	(1)	(19)	7	2	(11)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(120)	(24)	8	(3)	(139)	11	34	18	15	78

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	8	23	(2)	13	42	6	6	(1)	—	11
Expenses related to reorganization, net of taxes	3	—	—	—	3	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(109)	$(1)	$6	$10	$(94)	$17	$40	$17	$15	$89

Effective tax rate (operating income (loss))	25.7%	86.9%	56.4%	21.9%	27.1%	12.1%	-65.7%	28.7%	10.9%	-5.5%
SALES:
Sales by Product:
Income Distribution Series(1)	$270	$499	$585	$586	$1,940	$606	$528	$472	$409	$2,015
Traditional Variable Annuities(2)	41	97	118	113	369	151	136	153	134	574
Variable Life	—	—	2	1	3	3	1	3	1	8
Total Sales

	$311	$596	$705	$700	$2,312	$760	$665	$628	$544	$2,597

Sales by Distribution Channel:
Financial Intermediaries	$278	$545	$662	$660	$2,145	$716	$609	$592	$513	$2,430
Independent Producers	8	17	15	12	52	10	20	13	12	55
Dedicated Sales Specialists	25	34	28	28	115	34	36	23	19	112

Total Sales	$311	$596	$705	$700	$2,312	$760	$665	$628	$544	$2,597

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

(2)

Our Traditional Variable Annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$5,372	$5,308	$4,877	$4,535	$4,535	$3,978	$3,361	$2,813	$2,402	$2,402
Deposits	287	506	596	595	1,984	625	543	482	421	2,071
Surrenders, benefits and product charges	(135)	(115)	(112)	(105)	(467)	(98)	(78)	(66)	(60)	(302)

Net flows	152	391	484	490	1,517	527	465	416	361	1,769
Interest credited and investment performance	(290)	(327)	(53)	(148)	(818)	30	152	132	50	364

Account value, net of reinsurance, end of period	5,234	5,372	5,308	4,877	5,234	4,535	3,978	3,361	2,813	4,535

Traditional Variable Annuities(2)
Account value, net of reinsurance, beginning of period	2,014	2,278	2,241	2,345	2,345	2,262	2,098	1,905	1,780	1,780
Deposits	40	92	105	108	345	148	133	149	130	560
Surrenders, benefits and product charges	(71)	(66)	(63)	(59)	(259)	(50)	(48)	(56)	(41)	(195)

Net flows	(31)	26	42	49	86	98	85	93	89	365
Interest credited and investment performance	(227)	(290)	(5)	(153)	(675)	(15)	79	100	36	200

Account value, net of reinsurance, end of period	1,756	2,014	2,278	2,241	1,756	2,345	2,262	2,098	1,905	2,345

Variable Life Insurance
Account value, beginning of the period	324	373	371	403	403	414	408	396	391	391
Deposits	3	4	5	5	17	6	6	7	5	24
Surrenders, benefits and product charges	(8)	(15)	(10)	(10)	(43)	(13)	(15)	(14)	(12)	(54)

Net flows	(5)	(11)	(5)	(5)	(26)	(7)	(9)	(7)	(7)	(30)
Interest credited and investment performance	(53)	(38)	7	(27)	(111)	(4)	15	19	12	42

Account value, end of period	266	324	373	371	266	403	414	408	396	403

Total Retirement Income—Fee-Based	$7,256	$7,710	$7,959	$7,489	$7,256	$7,283	$6,654	$5,867	$5,114	$7,283

(1)	The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.
(2)	Our Traditional Variable Annuities include products that provide the potential for tax deferred growth on the policyholder's premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$105	$181	$111	$167	$564	$135	$118	$151	$154	$558
Net investment income	271	278	288	299	1,136	301	320	310	320	1,251
Net investment gains (losses)	(284)	(243)	(112)	(58)	(697)	(46)	(15)	(23)	(9)	(93)
Insurance and investment product fees and other	7	3	3	3	16	4	5	5	6	20

Total revenues	99	219	290	411	1,019	394	428	443	471	1,736

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	195	267	183	247	892	214	194	222	228	858
Interest credited	125	126	126	124	501	126	131	138	141	536
Acquisition and operating expenses, net of deferrals	26	25	26	25	102	24	22	25	24	95
Amortization of deferred acquisition costs and intangibles	193	6	10	19	228	30	34	34	38	136
Interest expense	—	1	1	1	3	1	2	1	1	5

Total benefits and expenses	539	425	346	416	1,726	395	383	420	432	1,630

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(440)	(206)	(56)	(5)	(707)	(1)	45	23	39	106
Provision (benefit) for income taxes	(88)	(87)	(8)	(2)	(185)	(1)	11	9	14	33

INCOME (LOSS) FROM CONTINUING OPERATIONS	(352)	(119)	(48)	(3)	(522)	—	34	14	25	73

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	148	135	55	29	367	24	8	12	6	50
Expenses related to reorganization, net of taxes	3	—	—	—	3	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(201)	$16	$7	$26	$(152)	$24	$42	$26	$31	$123

Effective tax rate (operating income (loss))	3.5%	-408.1%	76.6%	34.7%	-10.3%	34.3%	26.9%	36.1%	36.2%	32.9%

SALES:
Sales by Product:
Structured Settlements	$1	$—	$—	$3	$4	$12	$5	$30	$47	$94
Single Premium Immediate Annuities	161	259	150	240	810	189	208	218	200	815
Fixed Annuities	426	468	298	408	1,600	185	145	106	167	603

Total Sales	$588	$727	$448	$651	$2,414	$386	$358	$354	$414	$1,512

Sales by Distribution Channel:
Financial Intermediaries	$341	$572	$360	$541	$1,814	$299	$250	$239	$275	$1,063
Independent Producers	230	146	82	103	561	82	99	109	131	421
Dedicated Sales Specialists	17	9	6	7	39	5	9	6	8	28

Total Sales	$588	$727	$448	$651	2,414	$386	$358	$354	$414	$1,512

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$105	$181	$111	$165	$562	$124	$114	$124	$111	$473
Structured Settlements	—	—	—	2	2	11	4	27	43	85

Total Premiums	$105	$181	$111	$167	$564	$135	$118	$151	$154	$558

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,174	$12,130	$12,141	$12,073	$12,073	$12,368	$12,886	$13,522	$13,972	$13,972
Deposits	447	514	333	436	1,730	215	184	144	207	750
Surrenders, benefits and product charges	(734)	(576)	(449)	(474)	(2,233)	(618)	(815)	(899)	(781)	(3,113)

Net flows	(287)	(62)	(116)	(38)	(503)	(403)	(631)	(755)	(574)	(2,363)
Interest credited	109	106	105	106	426	108	113	119	124	464

Account value, net of reinsurance, end of period	11,996	12,174	12,130	12,141	11,996	12,073	12,368	12,886	13,522	12,073

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,956	6,781	6,781	6,668	6,668	6,458	6,367	6,261	6,174	6,174
Premiums and deposits	230	280	188	291	989	226	247	261	237	971
Surrenders, benefits and product charges	(323)	(197)	(278)	(267)	(1,065)	(102)	(241)	(240)	(234)	(817)

Net flows	(93)	83	(90)	24	(76)	124	6	21	3	154
Interest credited	94	92	90	89	365	86	85	85	84	340

Account value, net of reinsurance, end of period	6,957	6,956	6,781	6,781	6,957	6,668	6,458	6,367	6,261	6,668

Structured Settlements
Account value, net of reinsurance, beginning of period	1,106	1,107	1,105	1,103	1,103	1,092	1,088	1,058	1,011	1,011
Premiums and deposits	—	—	1	2	3	12	5	30	47	94
Surrenders, benefits and product charges	(15)	(15)	(13)	(14)	(57)	(15)	(15)	(15)	(14)	(59)

Net flows	(15)	(15)	(12)	(12)	(54)	(3)	(10)	15	33	35
Interest credited	15	14	14	14	57	14	14	15	14	57

Account value, net of reinsurance, end of period	1,106	1,106	1,107	1,105	1,106	1,103	1,092	1,088	1,058	1,103

Total Retirement Income—Spread-Based, net of reinsurance	$20,059	$20,236	$20,018	$20,027	$20,059	$19,844	$19,918	$20,341	$20,841	$19,844

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	61	87	100	135	383	167	175	167	166	675
Net investment gains (losses)	(269)	(206)	(303)	(59)	(837)	(128)	(20)	(6)	(5)	(159)
Insurance and investment product fees and other	40	81	—	—	121	—	—	—	—	—

Total revenues	(168)	(38)	(203)	76	(333)	39	155	161	161	516

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	74	80	86	115	355	149	157	149	141	596
Acquisition and operating expenses, net of deferrals	1	2	2	2	7	2	3	2	3	10
Amortization of deferred acquisition costs and intangibles	1	14	1	1	17	1	—	1	—	2
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	76	96	89	118	379	152	160	152	144	608

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(244)	(134)	(292)	(42)	(712)	(113)	(5)	9	17	(92)
Provision (benefit) for income taxes	(84)	(49)	(101)	(14)	(248)	(40)	(2)	3	6	(33)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(160)	(85)	(191)	(28)	(464)	(73)	(3)	6	11	(59)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	175	134	196	39	544	82	13	4	3	102

NET OPERATING INCOME	$15	$49	$5	$11	$80	$9	$10	$10	$14	$43

Effective tax rate (operating income)	41.2%	32.0%	51.6%	34.0%	35.8%	31.3%	34.7%	35.1%	35.5%	34.3%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$—	$68	$184	$44	$296	$32	$24	$42	$22	$120
Funding Agreements Backing Notes	—	48	675	107	830	520	200	650	600	1,970
Funding Agreements	243	342	75	—	660	—	—	315	—	315

Total Sales	$243	$458	$934	$151	$1,786	$552	$224	$1,007	$622	$2,405

Institutional products when sold are executed through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Operating Performance Measures—Institutional

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, beginning of period	$9,253	$10,773	$10,655	$10,982	$10,982	$11,292	$11,515	$10,724	$10,483	$10,483
Deposits(1)	243	558	1,128	251	2,180	762	323	1,107	722	2,914
Surrenders and benefits(1)	(1,491)	(2,149)	(1,099)	(727)	(5,466)	(1,226)	(710)	(460)	(629)	(3,025)

Net flows	(1,248)	(1,591)	29	(476)	(3,286)	(464)	(387)	647	93	(111)
Interest credited	89	94	96	117	396	147	154	147	141	589
Foreign currency translation	10	(23)	(7)	32	12	7	10	(3)	7	21

Account value, end of period	$8,104	$9,253	$10,773	$10,655	$8,104	$10,982	$11,292	$11,515	$10,724	$10,982

By Contract Type:
Guaranteed Investment Contracts	$1,177	$1,392	$1,478	$1,449		$1,602	$1,790	$1,921	$2,073
Funding Agreements Backing Notes	5,718	5,988	7,349	6,909		6,721	6,591	6,578	5,953
Funding Agreements	1,209	1,873	1,946	2,297		2,659	2,911	3,016	2,698

Total	$8,104	$9,253	$10,773	$10,655		$10,982	$11,292	$11,515	$10,724

Funding Agreements By Liquidity Provisions:
90 day—Putable	$—	$—	$350	$180		$170	$270	$375	$425
180 day—Putable	—	—	200	345		500	500	500	450
No put	250	955	550	925		1,135	1,285	1,285	1,235
Rolling maturity:(2)
No extension and mature in next 12 months	375	475	740	740		290	265	—	—
Extendible with 12 and 13 months rolling maturity	—	100	100	100		550	575	840	575
Funding agreements with maturities greater than 12 months	580	337	—	—		—	—	—	—
Accrued interest	4	6	6	7		14	16	16	13

Total funding agreements	$1,209	$1,873	$1,946	$2,297		$2,659	$2,911	$3,016	$2,698

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended December 31, 2008 and 2007, contracts matured and were redeposited and are now reflected under “Deposits” amounted to zero and $210 million, respectively. For the twelve months ended December 31, 2008 and 2007, contracts included $295 million and $510 million, respectively, that were redeposited and reflected under “Deposits.”

(2)	Includes products having a 12 and 13 month rolling maturity.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$235	$241	$250	$242	$968	$231	$236	$238	$235	$940
Net investment income	142	141	148	153	584	171	183	164	157	675
Net investment gains (losses)	(230)	(137)	(80)	(26)	(473)	(29)	4	(7)	—	(32)
Insurance and investment product fees and other	96	98	89	93	376	100	88	95	93	376

Total revenues	243	343	407	462	1,455	473	511	490	485	1,959

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	208	230	208	205	851	202	204	202	196	804
Interest credited	60	63	60	61	244	61	60	62	60	243
Acquisition and operating expenses, net of deferrals	41	37	34	37	149	35	32	31	31	129
Amortization of deferred acquisition costs and intangibles	44	18	39	35	136	35	27	36	32	130
Interest expense	48	37	38	46	169	56	57	50	42	205

Total benefits and expenses	401	385	379	384	1,549	389	380	381	361	1,511

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(158)	(42)	28	78	(94)	84	131	109	124	448
Provision (benefit) for income taxes	(55)	(16)	(6)	29	(48)	29	47	39	46	161

INCOME (LOSS) FROM CONTINUING OPERATIONS	(103)	(26)	34	49	(46)	55	84	70	78	287

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	149	89	53	16	307	21	(3)	5	—	23
Expenses related to reorganization, net of taxes	3	—	—	—	3	—	—	—	—	—

NET OPERATING INCOME	$49	$63	$87	$65	$264	$76	$81	$75	$78	$310

Effective tax rate (operating income)	35.5%	33.6%	20.2%	36.9%	31.1%	33.7%	36.1%	35.3%	37.1%	35.6%

SALES:
Sales by Product:
Term Life	$22	$21	$25	$23	$91	$26	$28	$29	$29	$112
Universal Life:
Annualized first-year deposits	12	12	14	13	51	14	15	15	11	55
Excess deposits	29	43	46	43	161	64	53	41	48	206

Total Universal Life	41	55	60	56	212	78	68	56	59	261

Total Sales	$63	$76	$85	$79	$303	$104	$96	$85	$88	$373

Sales by Distribution Channel:
Financial Intermediaries	$1	$—	$1	$1	$3	$2	$1	$2	$1	$6
Independent Producers	62	76	84	78	300	102	95	83	87	367

Total Sales	$63	$76	$85	$79	$303	$104	$96	$85	$88	$373

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2008				2007
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$480,641	$491,032	$481,430	$476,503	$464,411	$457,001	$449,654	$439,380
Life insurance in-force before reinsurance	$625,766	$625,385	$621,221	$619,086	$618,379	$614,248	$610,071	$602,725

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,889	$43,781	$42,833	$42,590	$42,181	$41,638	$41,303	$40,912
Life insurance in-force before reinsurance	$51,308	$51,043	$51,851	$51,534	$51,175	$50,737	$50,290	$49,834

Total life insurance
Life insurance in-force, net of reinsurance	$524,530	$534,813	$524,263	$519,093	$506,592	$498,639	$490,957	$480,292
Life insurance in-force before reinsurance	$677,074	$676,428	$673,072	$670,620	$669,554	$664,985	$660,361	$652,559

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$556	$536	$524	$511	$2,127	$506	$507	$498	$485	$1,996
Net investment income	226	222	215	216	879	212	210	213	196	831
Net investment gains (losses)	629	(34)	(23)	(32)	540	(2)	2	(10)	(5)	(15)
Insurance and investment product fees and other	6	6	6	6	24	6	6	5	7	24

Total revenues	1,417	730	722	701	3,570	722	725	706	683	2,836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	541	540	531	522	2,134	509	517	494	480	2,000
Interest credited	47	46	45	41	179	45	40	38	39	162
Acquisition and operating expenses, net of deferrals	95	89	84	83	351	89	84	87	84	344
Amortization of deferred acquisition costs and intangibles	32	29	31	29	121	24	24	34	27	109
Interest expense	—	—	—	—	—	1	—	—	—	1

Total benefits and expenses	715	704	691	675	2,785	668	665	653	630	2,616

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	702	26	31	26	785	54	60	53	53	220
Provision for income taxes	246	9	12	9	276	20	20	19	19	78

INCOME FROM CONTINUING OPERATIONS	456	17	19	17	509	34	40	34	34	142
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(410)	22	15	21	(352)	2	(1)	7	3	11
Expenses related to reorganization, net of taxes	3	—	—	—	3	—	—	—	—	—

NET OPERATING INCOME	$49	$39	$34	$38	$160	$36	$39	$41	$37	$153

Effective tax rate (operating income)	36.2%	34.7%	36.4%	34.9%	35.6%	36.5%	33.3%	35.8%	35.9%	35.4%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$4	$5	$4	$6	$19	$7	$6	$7	$7	$27
Independent Producers	17	23	24	23	87	25	25	23	24	97
Dedicated Sales Specialist	12	15	16	15	58	13	13	11	10	47

Total Individual Long-Term Care	33	43	44	44	164	45	44	41	41	171
Group Long-Term Care	5	1	1	1	8	1	—	1	—	2
Medicare Supplement and Other A&H	18	14	13	10	55	10	8	7	7	32
Linked-Benefits	8	6	8	7	29	10	8	5	4	27

Total Sales	$64	$64	$66	$62	$256	$66	$60	$54	$52	$232

LOSS RATIOS:
Total Long-Term Care
Earned Premiums	$482	$470	$459	$443	$1,854	$442	$444	$430	$419	$1,735
Loss Ratio(1)	63.0%	66.5%	66.9%	66.9%	65.8%	67.5%	70.0%	67.8%	65.4%	66.6%
Gross Benefits Ratio(2)	102.0%	104.6%	105.2%	105.6%	104.3%	105.0%	106.4%	103.9%	101.0%	102.5%
Medicare Supplement and A&H(3)
Earned Premiums	$73	$68	$68	$68	$277	$66	$65	$69	$67	$267
Loss Ratio(1)	64.7%	69.6%	70.5%	76.2%	70.1%	66.2%	66.8%	68.4%	80.7%	74.5%

(1)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premiums.
(3)	The Medicare Supplement and A&H earned premium and loss ratios do not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$533	$587	$628	$609	$2,357	$623	$572	$509	$493	$2,197
Net investment income	117	146	148	138	549	138	131	113	88	470
Net investment gains (losses)	(5)	(37)	25	(7)	(24)	(2)	—	(5)	—	(7)
Insurance and investment product fees and other	—	7	7	11	25	8	8	7	6	29

Total revenues	645	703	808	751	2,907	767	711	624	587	2,689

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	176	147	160	163	646	140	126	112	107	485
Acquisition and operating expenses, net of deferrals	246	254	273	258	1,031	266	281	229	224	1,000
Amortization of deferred acquisition costs and intangibles	72	87	97	103	359	96	94	86	87	363
Interest expense	6	19	8	7	40	8	6	10	4	28

Total benefits and expenses	500	507	538	531	2,076	510	507	437	422	1,876

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	145	196	270	220	831	257	204	187	165	813
Provision for income taxes	34	54	71	64	223	78	65	48	42	233

INCOME FROM CONTINUING OPERATIONS	111	142	199	156	608	179	139	139	123	580

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	24	(16)	4	16	1	1	3	—	5
Expenses related to reorganization, net of taxes	9	—	—	—	9	—	—	—	—	—

NET OPERATING INCOME(1)	$124	$166	$183	$160	$633	$180	$140	$142	$123	$585

Effective tax rate (operating income)	24.3%	28.1%	25.6%	29.5%	27.1%	30.7%	32.2%	25.7%	25.3%	28.8%

(1)	Net operating income adjusted for foreign exchange for our International segment was $154 million and $614 million for the three and twelve months ended December 31, 2008, respectively.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$125	$137	$139	$133	$534	$142	$108	$94	$83	$427
Net investment income(2)	44	50	50	48	192	49	52	31	29	161
Net investment gains (losses)	(2)	—	26	(6)	18	—	(2)	—	—	(2)
Insurance and investment product fees and other	—	1	—	—	1	1	—	—	—	1

Total revenues	167	188	215	175	745	192	158	125	112	587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	34	30	35	138	26	20	16	13	75
Acquisition and operating expenses, net of deferrals(2)	24	22	22	22	90	25	31	15	13	84
Amortization of deferred acquisition costs and intangibles	7	8	9	8	32	6	4	5	4	19
Interest expense	1	1	—	1	3	1	1	—	1	3

Total benefits and expenses	71	65	61	66	263	58	56	36	31	181

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	96	123	154	109	482	134	102	89	81	406
Provision for income taxes	31	43	54	38	166	46	35	30	26	137

INCOME FROM CONTINUING OPERATIONS	65	80	100	71	316	88	67	59	55	269

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	(17)	4	(12)	—	1	—	—	1
Expenses related to reorganization, net of taxes	1	—	—	—	1	—	—	—	—	—

NET OPERATING INCOME(3)	$67	$80	$83	$75	$305	$88	$68	$59	$55	$270

Effective tax rate (operating income)	31.9%	35.2%	35.0%	35.0%	34.4%	34.4%	34.2%	33.3%	32.6%	33.8%

SALES:
New Insurance Written (NIW)
Flow	$4,800	$8,000	$7,500	$4,900	$25,200	$8,100	$11,000	$9,600	$6,000	$34,700
Bulk	1,800	900	800	1,500	5,000	7,800	1,300	11,900	400	21,400

Total Canada NIW(4)	$6,600	$8,900	$8,300	$6,400	$30,200	$15,900	$12,300	$21,500	$6,400	$56,100

(1)

Included in the results for the fourth quarter of 2007 were adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $13 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)

The three months ended September 30, 2007 included a reclassification of expense of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification was associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment was immaterial to the three months ended September 30, 2007 and all prior periods. The respective expense amount related to the third, second and first quarter of 2007 was $7 million, $6 million and $3 million, respectively.

(3)	Net operating income for our Canadian platform adjusted for foreign exchange was $81 million and $299 million for the three and twelve months ended December 31, 2008, respectively.
(4)	New insurance written for our Canadian platform adjusted for foreign exchange was $8,000 million and $30,100 million for the three and twelve months ended December 31, 2008, respectively.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$72	$78	$85	$86	$321	$71	$73	$72	$68	$284
Net investment income	28	38	38	35	139	33	30	31	22	116
Net investment gains (losses)	(1)	(4)	—	(1)	(6)	—	3	(2)	—	1
Insurance and investment product fees and other	(1)	—	1	—	—	—	—	—	1	1

Total revenues	98	112	124	120	454	104	106	101	91	402

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	38	35	35	142	33	36	34	31	134
Acquisition and operating expenses, net of deferrals	13	13	18	19	63	15	14	13	12	54
Amortization of deferred acquisition costs and intangibles	5	6	6	7	24	4	5	5	5	19
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	52	57	59	61	229	52	55	52	48	207

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	46	55	65	59	225	52	51	49	43	195
Provision for income taxes	8	10	15	12	45	12	13	7	7	39

INCOME FROM CONTINUING OPERATIONS	38	45	50	47	180	40	38	42	36	156

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	3	—	—	4	—	(2)	2	—	—
Expenses related to reorganization, net of taxes	1	—	—	—	1	—	—	—	—	—

NET OPERATING INCOME(2)	$40	$48	$50	$47	$185	$40	$36	$44	$36	$156

Effective tax rate (operating income)	17.1%	19.7%	22.3%	20.9%	20.2%	23.8%	25.6%	14.9%	15.5%	20.1%

SALES:
New Insurance Written (NIW)
Flow	$6,600	$8,700	$10,000	$10,400	$35,700	$11,600	$11,400	$11,600	$10,800	$45,400
Bulk	300	600	600	1,000	2,500	900	7,000	5,900	2,300	16,100

Total Australia NIW(3)	$6,900	$9,300	$10,600	$11,400	$38,200	$12,500	$18,400	$17,500	$13,100	$61,500

(1)

Included in the results for the fourth quarter of 2007 were adjustments related to the premium recognition curve and loss factor updates. These adjustments unfavorably impacted net operating income by $4 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income for our Australian platform adjusted for foreign exchange was $51 million and $182 million for the three and twelve months ended December 31, 2008, respectively.
(3)	New insurance written for our Australian platform adjusted for foreign exchange was $9,100 million and $37,200 million for the three and twelve months ended December 31, 2008, respectively.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$33	$30	$29	$28	$120	$63	$27	$29	$22	$141
Net investment income	8	9	9	9	35	9	9	7	5	30
Net investment gains (losses)	2	(6)	—	—	(4)	—	—	(1)	—	(1)
Insurance and investment product fees and other	(1)	—	—	1	—	1	1	—	—	2

Total revenues	42	33	38	38	151	73	37	35	27	172

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	26	19	21	100	21	10	11	5	47
Acquisition and operating expenses, net of deferrals	18	19	17	17	71	27	18	18	18	81
Amortization of deferred acquisition costs and intangibles	7	1	2	1	11	2	2	1	1	6
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	59	46	38	39	182	50	30	30	24	134

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(17)	(13)	—	(1)	(31)	23	7	5	3	38
Provision (benefit) for income taxes	(7)	(7)	(1)	(1)	(16)	7	2	1	—	10

INCOME (LOSS) FROM CONTINUING OPERATIONS	(10)	(6)	1	—	(15)	16	5	4	3	28

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	4	—	—	3	—	1	—	—	1
Expenses related to reorganization, net of taxes	3	—	—	—	3	—	—	—	—	—

NET OPERATING INCOME (LOSS)(2)	$(8)	$(2)	$1	$—	$(9)	$16	$6	$4	$3	$29

Effective tax rate (operating income (loss))	40.7%	74.7%	219.7%	154.3%	56.8%	30.7%	30.2%	21.2%	-1.6%	27.0%

SALES:
New Insurance Written (NIW)
Flow	$1,500	$2,000	$2,100	$2,300	$7,900	$3,300	$4,700	$5,100	$4,900	$18,000
Bulk	—	1,100	500	700	2,300	900	800	400	3,800	5,900

Total Other International NIW(3)	$1,500	$3,100	$2,600	$3,000	$10,200	$4,200	$5,500	$5,500	$8,700	$23,900

(1)

Included in the results for the fourth quarter of 2007 were adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $14 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income (loss) for our Other International platform adjusted for foreign exchange was $(8) million for both the three and twelve months ended December 31, 2008.
(3)	New insurance written for our Other International platform adjusted for foreign exchange was $1,700 million and $9,700 million for the three and twelve months ended December 31, 2008, respectively.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$129	$214	$198	$130	$671	$225	$301	$262	$137	$925
Australia	73	82	89	97	341	109	102	108	102	421
Other International(1)	(62)	10	5	18	(29)	28	49	58	83	218

Total International Net Premiums Written	$140	$306	$292	$245	$983	$362	$452	$428	$322	$1,564

Loss Ratio(2)
Canada	32%	25%	21%	26%	26%	18%	18%	17%	16%	18%
Australia	47%	48%	41%	41%	44%	46%	49%	47%	46%	47%
Other International	99%	87%	70%	71%	83%	33%	38%	37%	24%	33%
Total International Loss Ratio	46%	40%	33%	39%	39%	29%	32%	31%	29%	30%
Expense Ratio(3)
Canada	23%	14%	16%	23%	18%	13%	12%	7%	12%	11%
Australia	25%	22%	27%	27%	25%	18%	18%	17%	17%	17%
Other International(1)	-34%	190%	362%	104%	-277%	100%	38%	34%	23%	40%
Total International Expense Ratio	50%	22%	25%	31%	29%	22%	16%	13%	16%	17%
Expense Ratio Adjusted for Canada Reclassification(4)
Canada							9%	10%	15%	11%
Total International Expense Ratio							14%	15%	18%	17%
Primary Insurance In-force
Canada	$171,500	$192,800	$194,100	$185,000		$187,900	$172,400	$150,000	$119,700
Australia	184,500	207,500	249,900	234,600		221,400	224,500	205,100	185,200
Other International(1)	49,400	64,300	71,500	72,400		68,500	65,000	59,800	56,000

Total International Primary Insurance In-force	$405,400	$464,600	$515,500	$492,000		$477,800	$461,900	$414,900	$360,900

Primary Risk In-force(5)
Canada
Flow	$47,300	$53,300	$53,400	$50,700		$51,200	$48,400	$41,800	$35,900
Bulk	12,700	14,200	14,500	14,100		14,600	11,900	10,700	6,000

Total Canada	60,000	67,500	67,900	64,800		65,800	60,300	52,500	41,900
Australia
Flow	56,700	63,700	76,500	71,600		67,200	68,200	64,100	59,300
Bulk	7,900	8,900	11,000	10,500		10,300	10,400	7,700	5,500

Total Australia	64,600	72,600	87,500	82,100		77,500	78,600	71,800	64,800
Other International
Flow(1)	5,600	7,100	7,900	8,000		7,400	7,200	6,400	5,800
Bulk	700	800	800	800		700	700	900	1,100

Total Other International	6,300	7,900	8,700	8,800		8,100	7,900	7,300	6,900

Total International Primary Risk In-force	$130,900	$148,000	$164,100	$155,700		$151,400	$146,800	$131,600	$113,600

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(2)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for our international businesses are as follows: Canada 35%-40%, Australia 30%-40% and Europe 60%-65%.

(3)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles and excludes reorganization expenses.

(4)

Includes the impact of the adjustment referenced on page 36 related to the reclassification of guarantee fund fees from net investment income to acquisition and operating expenses, net of deferrals, in the third quarter of 2007.

(5)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2008	September 30, 2008	December 31, 2007
Insured loans in-force	1,168,884	1,141,020	1,066,171
Insured delinquent loans	2,940	2,517	2,046
Insured delinquency rate	0.25%	0.22%	0.19%

Flow loans in-force	890,092	871,025	799,587
Flow delinquent loans	2,680	2,298	1,877
Flow delinquency rate	0.30%	0.26%	0.23%

Bulk loans in-force	278,792	269,995	266,584
Bulk delinquent loans	260	219	169
Bulk delinquency rate	0.09%	0.08%	0.06%

Loss Metrics	December 31, 2008	September 30, 2008	June 30, 2008
Beginning Reserves	$127	$117	$106
Paid claims	(18)	(21)	(20)
Increase (decrease) in reserves	39	35	30
Impact of changes in foreign exchange rates	(18)	(4)	1

Ending Reserves	$130	$127	$117

	December 31, 2008		September 30, 2008		December 31, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
Ontario	48%	0.25%	48%	0.22%	50%
British Columbia	16	0.15%	16	0.11%	16
Alberta	15	0.31%	15	0.24%	14
Quebec	14	0.26%	14	0.25%	14
Nova Scotia	2	0.29%	2	0.26%	2
Saskatchewan	2	0.07%	2	0.07%	1
Manitoba	1	0.10%	1	0.12%	1
New Brunswick	1	0.24%	1	0.23%	1
All Other	1	0.19%	1	0.20%	1

Total	100%	0.24%	100%	0.22%	100%

By Policy Year
2000 and Prior	8%	0.04%	9%	0.04%	10%
2001	3	0.06%	3	0.04%	3
2002	5	0.07%	5	0.07%	6
2003	7	0.12%	7	0.11%	8
2004	10	0.20%	10	0.20%	11
2005	11	0.28%	11	0.27%	13
2006	13	0.49%	14	0.45%	16
2007	27	0.42%	28	0.33%	33
2008	16	0.11%	13	0.06%	—

Total	100%	0.24%	100%	0.22%	100%

Loan Amount (in CAD)(1)
Over $550K	3%		3%		2%
$400K to $550K	6		6		5
$250K to $400K	27		26		25
$100K to $250K	56		57		59
$100K or Less	8		8		9

Total	100%		100%		100%

Average Primary Loan Size (CAD in thousands)(1)	$181		$180		$173

(1)	Loan amount and size presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2008	September 30, 2008	December 31, 2007
Insured loans in-force	1,426,277	1,426,729	1,390,016
Insured delinquent loans	5,675	5,121	4,671
Insured delinquency rate	0.40%	0.36%	0.34%

Flow loans in-force	1,247,218	1,247,313	1,201,975
Flow delinquent loans	5,573	5,018	4,611
Flow delinquency rate	0.45%	0.40%	0.38%

Bulk loans in-force	179,059	179,416	188,041
Bulk delinquent loans	102	103	60
Bulk delinquency rate	0.06%	0.06%	0.03%

Loss Metrics	December 31, 2008	September 30, 2008	June 30, 2008
Beginning Reserves	$141	$164	$157
Paid claims	(21)	(31)	(36)
Increase (decrease) in reserves	34	38	35
Impact of changes in foreign exchange rates	(16)	(30)	8

Ending Reserves	$138	$141	$164

	December 31, 2008		September 30, 2008		December 31, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
New South Wales	33%	0.70%	33%	0.68%	34%
Victoria	22	0.31%	22	0.29%	22
Queensland	21	0.23%	21	0.19%	21
Western Australia	10	0.19%	10	0.15%	9
South Australia	5	0.23%	5	0.18%	5
New Zealand	4	0.79%	4	0.41%	4
Australian Capital Territory	2	0.09%	2	0.07%	2
Tasmania	2	0.14%	2	0.14%	2
Northern Territory	1	0.08%	1	0.13%	1

Total	100%	0.40%	100%	0.36%	100%

By Policy Year
2000 and Prior	10%	0.02%	10%	0.03%	10%
2001	3	0.06%	3	0.05%	4
2002	6	0.11%	6	0.11%	7
2003	7	0.25%	8	0.25%	9
2004	9	0.56%	10	0.55%	11
2005	13	0.74%	14	0.59%	16
2006	17	0.79%	18	0.65%	21
2007	19	0.57%	19	0.43%	22
2008	16	0.14%	12	0.08%	—

Total	100%	0.40%	100%	0.38%	100%

Loan Amount (in AUD)(1)
Over $550K	10%		10%		9%
$400K to $550K	12		12		12
$250K to $400K	33		33		32
$100K to $250K	37		37		38
$100K or Less	8		8		9

Total	100%		100%		100%

Average Primary Loan Size (AUD in thousands)(1)	$186		$184		$159

(1)	Loan amount and size presented in Australian dollars.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

Risk In-force by Loan-To-Value Ratio(1)	December 31, 2008			September 30, 2008
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$19,683	$19,683	$—	$21,945	$21,945	$—
90.01% to 95.00%	15,889	15,887	2	18,029	18,026	2
80.01% to 90.00%	10,620	9,875	745	11,988	11,268	720
80.00% and below	13,835	1,835	12,000	15,503	2,082	13,422

Total Canada	$60,027	$47,280	$12,747	$67,465	$53,321	$14,144

Australia
95.01% and above	$8,226	$8,225	$1	$8,671	$8,670	$1
90.01% to 95.00%	11,065	11,054	10	12,411	12,399	12
80.01% to 90.00%	15,579	15,459	119	17,506	17,371	136
80.00% and below	29,700	21,967	7,733	34,055	25,296	8,758

Total Australia	$64,570	$56,707	$7,863	$72,643	$63,736	$8,907

Other International
95.01% and above	$1,669	$1,659	$9	$2,381	$2,327	$54
90.01% to 95.00%	2,416	2,299	117	2,888	2,760	128
80.01% to 90.00%	1,993	1,460	533	2,369	1,827	542
80.00% and below	225	159	66	236	161	75

Total Other International	$6,303	$5,578	$725	$7,874	$7,075	$799

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Lifestyle Protection

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$303	$342	$375	$362	$1,382	$347	$364	$314	$320	$1,345
Net investment income	37	49	51	46	183	47	40	44	32	163
Net investment gains (losses)	(4)	(27)	(1)	—	(32)	(2)	(1)	(2)	—	(5)
Insurance and investment product fees and other	2	6	6	10	24	6	7	7	5	25

Total revenues	338	370	431	418	1,557	398	410	363	357	1,528

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	69	49	76	72	266	60	60	51	58	229
Acquisition and operating expenses, net of deferrals	191	200	216	200	807	199	218	183	181	781
Amortization of deferred acquisition costs and intangibles	53	72	80	87	292	84	83	75	77	319
Interest expense	5	18	8	6	37	7	5	10	3	25

Total benefits and expenses	318	339	380	365	1,402	350	366	319	319	1,354

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	20	31	51	53	155	48	44	44	38	174
Provision for income taxes	2	8	3	15	28	13	15	10	9	47

INCOME FROM CONTINUING OPERATIONS	18	23	48	38	127	35	29	34	29	127

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	17	1	—	21	1	1	1	—	3
Expenses related to reorganization, net of taxes	4	—	—	—	4	—	—	—	—	—

NET OPERATING INCOME(1)	$25	$40	$49	$38	$152	$36	$30	$35	$29	$130

Effective tax rate (operating income)	18.9%	27.6%	8.7%	28.2%	21.2%	27.8%	35.1%	23.3%	22.8%	27.5%

SALES:
Lifestyle Protection
Traditional indemnity premiums	$306	$333	$390	$334	$1,363	$362	$378	$584	$364	$1,688
Premium equivalents for administrative services only business	11	20	30	35	96	33	44	40	50	167
Reinsurance premiums assumed accounted for under the deposit method	148	260	301	270	979	253	232	244	172	901

Total Lifestyle Protection(2)	465	613	721	639	2,438	648	654	868	586	2,756
Mexico operations	19	23	20	21	83	22	19	18	19	78

Total Sales	$484	$636	$741	$660	$2,521	$670	$673	$886	$605	$2,834

SALES BY REGION:
Lifestyle Protection
Established European Regions
Western region	$61	$88	$120	$130	$399	$129	$173	$175	$198	$675
Central region	138	153	182	153	626	150	157	146	122	575
Southern region	101	140	174	137	552	152	127	145	112	536
Nordic region	63	82	97	85	327	78	73	77	68	296
New Markets	33	71	63	56	223	61	50	43	34	188
Structured Deals(3)	69	79	85	78	311	78	74	282	52	486

Total Lifestyle Protection	465	613	721	639	2,438	648	654	868	586	2,756
Mexico operations	19	23	20	21	83	22	19	18	19	78

Total Sales	$484	$636	$741	$660	$2,521	$670	$673	$886	$605	$2,834

(1)	Net operating income adjusted for foreign exchange for our lifestyle protection business was $30 million and $143 million for the three and twelve months ended December 31, 2008, respectively.

(2)	Sales adjusted for foreign exchange for our lifestyle protection business was $532 million and $2,345 million for the three and twelve months ended December 31, 2008, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$182	$185	$190	$183	$740	$171	$159	$148	$137	$615
Net investment income	33	36	36	37	142	36	38	36	37	147
Net investment gains (losses)	(15)	(45)	1	1	(58)	5	1	—	—	6
Insurance and investment product fees and other	4	4	11	8	27	12	8	10	7	37

Total revenues	204	180	238	229	851	224	206	194	181	805

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	366	301	295	259	1,221	186	123	60	52	421
Acquisition and operating expenses, net of deferrals	32	33	36	37	138	35	30	34	32	131
Amortization of deferred acquisition costs and intangibles	14	68	11	9	102	7	10	8	8	33

Total benefits and expenses	412	402	342	305	1,461	228	163	102	92	585

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(208)	(222)	(104)	(76)	(610)	(4)	43	92	89	220
Provision (benefit) for income taxes	(83)	(73)	(45)	(41)	(242)	(4)	3	26	24	49

INCOME (LOSS) FROM CONTINUING OPERATIONS	(125)	(149)	(59)	(35)	(368)	—	40	66	65	171

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	11	28	—	(1)	38	(3)	(1)	—	—	(4)

NET OPERATING INCOME (LOSS)	$(114)	$(121)	$(59)	$(36)	$(330)	$(3)	$39	$66	$65	$167

Effective tax rate (operating income (loss))	40.1%	32.2%	43.4%	53.9%	40.1%	65.2%	7.1%	28.2%	27.1%	22.0%

SALES:
New Insurance Written (NIW)
Flow	$3,200	$6,200	$14,000	$15,000	$38,400	$16,000	$13,200	$10,800	$6,900	$46,900
Bulk	200	100	400	100	800	2,200	2,800	11,100	6,100	22,200
Pool	100	200	200	100	600	100	100	200	100	500

Total U.S. Mortgage NIW	$3,500	$6,500	$14,600	$15,200	$39,800	$18,300	$16,100	$22,100	$13,100	$69,600

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$184	$193	$214	$202	$793	$188	$167	$152	$140	$647
New Risk Written
Flow	$713	$1,475	$3,465	$3,768	$9,421	$4,117	$3,330	$2,658	$1,695	$11,800
Bulk(1)	16	10	25	4	55	42	62	320	195	619

Total Primary	729	1,485	3,490	3,772	9,476	4,159	3,392	2,978	1,890	12,419
Pool	6	7	7	5	25	6	5	7	3	21

Total New Risk Written	$735	$1,492	$3,497	$3,777	$9,501	$4,165	$3,397	$2,985	$1,893	$12,440

Primary Insurance In-force	$162,500	$175,300	$174,900	$166,700		$157,600	$144,800	$135,500	$120,500
Risk In-force
Flow	$34,950	$35,169	$34,667	$32,398		$29,817	$26,687	$24,442	$23,013
Bulk(1)	872	1,344	1,371	1,355		1,361	1,323	1,268	952

Total Primary	35,822	36,513	36,038	33,753		31,178	28,010	25,710	23,965
Pool	363	374	381	383		393	414	428	436

Total Risk In-force	$36,185	$36,887	$36,419	$34,136		$31,571	$28,424	$26,138	$24,401

Other Metrics—U.S. Mortgage Insurance

GAAP Basis Expense Ratio(2)	25%	55%	25%	25%	33%	25%	25%	28%	29%	27%
Adjusted Expense Ratio(3)	25%	53%	22%	23%	30%	23%	24%	27%	29%	25%
Flow Persistency	89%	88%	85%	83%		85%	82%	78%	78%
Gross written premiums ceded to captives/total direct written premiums	21%	21%	20%	20%		21%	21%	22%	22%
Risk to Capital Ratio(4)	14.3:1	14.8:1	13.2:1	12.4:1		11.3:1	9.2:1	8.8:1	8.8:1

Average primary loan size (in thousands)	$164	$170	$169	$166		$164	$160
Primary risk in-force subject to captives	53%	53%	55%	58%		60%	61%
Primary risk in-force that is GSE conforming	96%	95%	95%	95%		95%	95%
Primary interest only risk in-force with initial reset > 5 years	95%	95%	95%	94%		94%	93%
Primary risk in-force with potential to reset in 2008(5)	N/A	1.1%	1.3%	1.4%		1.6%	2.0%
Primary risk in-force with potential to reset in 2009(5)	1.2%	1.3%	1.4%	1.6%		—%	—%
Primary risk in-force with potential to reset in 2010(5)	1.4%

The expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty is in a first loss position.

(2)

The ratio of an insurer’s general expenses to net premiums earned. In our business, general expenses consist of acquisition and insurance expenses (net of deferrals) and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and insurance expenses (net of deferrals) and amortization of DAC and intangibles and excludes reorganization expenses.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated. In December 2008, we received regulatory approval to change the calculation of our risk to capital ratio, thereby allowing us to calculate statutory risk as risk in-force less the risk ceded to our captive participants. This change is reflected in the risk to capital ratio beginning in 4Q 2008. Risk to capital ratios for prior periods were not recalculated.

(5)	Represents < 5 year adjustable rate mortgages excluding option ARMs.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$171	$131	$89	$79	$470	$64	$49	$40	$38	$191
Bulk	1	1	3	5	10	1	—	1	—	2

Total Primary	172	132	92	84	480	65	49	41	38	193
Pool	1	—	—	—	1	—	—	—	—	—

Total Paid Claims	$173	$132	$92	$84	$481	$65	$49	$41	$38	$193

Average Paid Claim (in thousands)	$52.3	$48.6	$42.9	$42.4		$39.2	$35.8	$32.5	$32.2
Number of Primary Delinquencies
Flow	72,166	57,985	46,700	38,316		35,489	27,609	22,970	21,804
Bulk loans with established reserve	4,450	6,038	4,475	3,768		2,404	1,338	881	554
Bulk loans with no reserve(1)	6,761	7,535	6,630	4,442		3,066	1,809	1,205	1,012

Average Reserve Per Delinquency (in thousands)
Flow	$21.5	$20.5	$19.1	$15.8		$12.4	$12.0	$11.4	$11.3
Bulk loans with established reserve	10.8	19.8	18.2	14.9		11.5	10.2	7.4	6.1
Bulk loans with no reserve(1)	—	—	—	—		—	—	—	—

Beginning Reserves	$1,312	$973	$661	$467	$467	$345	$270	$251	$237	$237
Paid claims	(173)	(132)	(92)	(84)	(481)	(65)	(49)	(41)	(38)	(193)
Increase (decrease) in reserves	572	471	404	278	1,725	187	124	60	52	423

Ending Reserves	$1,711	$1,312	$973	$661	$1,711	$467	$345	$270	$251	$467

Captive Reinsurance Recoverable(2)	$505	$300	$131	$21		$2	$1	$1	$1
Loss Ratio(3)	200%	163%	155%	142%	165%	109%	78%	41%	38%	68%

The loss ratio included above is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Reserves are not established on loans where we were in a secondary loss position due to an existing deductible and we believe currently have no risk for claim.
(2)

Reinsurance recoverable includes amounts for book years of business that have reached specified captive attachment levels under non-quota share captive reinsurance arrangements. These amounts do not include captive benefit and paid claim recoveries under quota share and non-captive reinsurance arrangements or any ceded unearned premium recoveries.

(3)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2008				2007
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679 (%)	63%	63%	62%	60%	59%	59%	59%	60%
Primary by FICO Scores 620-679	29%	29%	30%	31%	32%	32%	32%	32%
Primary by FICO Scores 575-619	6%	6%	6%	7%	7%	7%	7%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679 (%)	62%	62%	60%	59%	58%	58%	58%	58%
Flow by FICO Scores 620-679	30%	30%	31%	32%	33%	33%	33%	33%
Flow by FICO Scores 575-619	6%	6%	7%	7%	7%	7%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679 (%)	83%	84%	84%	84%	83%	83%	84%	83%
Bulk by FICO Scores 620-679	15%	14%	14%	14%	15%	15%	14%	15%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	6%	6%	6%	7%	7%	7%	6%	6%
Sub-prime(2)	5%	5%	6%	6%	6%	6%	6%	6%

Primary Loans
Insured loans in-force	990,357	1,033,789	1,034,697	1,001,430	963,218	905,412	858,550	800,110
Insured delinquent loans	83,377	71,558	57,805	46,526	40,959	30,756	25,056	23,370
Insured delinquency rate	8.42%	6.92%	5.59%	4.65%	4.25%	3.40%	2.92%	2.92%

Flow loans in-force	846,645	854,465	849,292	812,061	769,481	715,970	674,730	646,004
Flow delinquent loans	72,166	57,985	46,700	38,316	35,489	27,609	22,970	21,804
Flow delinquency rate	8.52%	6.79%	5.50%	4.72%	4.61%	3.86%	3.40%	3.38%

Bulk loans in-force	143,712	179,324	185,405	189,369	193,737	189,442	183,820	154,106
Bulk delinquent loans	11,211	13,573	11,105	8,210	5,470	3,147	2,086	1,566
Bulk delinquency rate	7.80%	7.57%	5.99%	4.34%	2.82%	1.66%	1.13%	1.02%

A minus and sub-prime loans in-force	104,845	108,028	110,979	112,383	109,262	100,512	89,023	79,405
A minus and sub-prime delinquent loans	23,047	19,583	16,171	13,254	12,863	9,632	7,646	6,875
A minus and sub-prime delinquency rate	21.98%	18.13%	14.57%	11.79%	11.77%	9.58%	8.59%	8.66%

Pool Loans
Insured loans in-force	21,940	21,233	20,266	19,536	19,081	21,118	20,653	20,074
Pool delinquent loans	568	509	464	415	428	442	398	415
Pool delinquency rate	2.59%	2.40%	2.29%	2.12%	2.24%	2.09%	1.93%	2.07%

(1)	Loans with unknown FICO scores are included in the 620-679 category
(2)	Excluding loans classified as A minus

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	December 31, 2008		September 30, 2008		December 31, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force(a)	Primary Delinquency Rate
By Region
Southeast(1)	23%	11.73%	23%	9.35%	24%	5.48%
South Central(2)	17	7.27%	17	5.70%	17	3.63%
Northeast(3)	13	6.72%	13	5.55%	13	3.99%
North Central(4)	12	6.90%	11	5.68%	12	3.71%
Pacific(5)	11	10.77%	12	9.17%	10	3.51%
Great Lakes(6)	8	8.16%	8	7.13%	9	5.60%
Plains(7)	6	4.72%	6	3.86%	6	2.87%
Mid-Atlantic(8)	5	7.03%	5	5.90%	5	3.23%
New England(9)	5	7.03%	5	5.70%	4	3.81%

Total	100%	8.42%	100%	6.92%	100%	4.25%

By State
Florida	8%	20.94%	8%	16.10%	9%	7.04%
Texas	7%	6.25%	7%	4.86%	7%	3.80%
New York	6%	5.26%	6%	4.29%	6%	3.18%
California	5%	13.36%	6%	11.88%	5%	4.24%
Illinois	5%	8.92%	5%	6.88%	5%	4.06%
North Carolina	4%	6.74%	4%	5.28%	4%	4.16%
Georgia	4%	10.21%	4%	7.93%	4%	5.91%
Pennsylvania	4%	6.97%	4%	5.92%	4%	4.73%
New Jersey	4%	9.52%	4%	7.62%	3%	4.51%
Arizona	3%	13.31%	3%	10.13%	3%	3.77%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

(a)	The December 31, 2007 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty was in a first loss position.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	December 31, 2008	% of Total	September 30, 2008	% of Total	December 31, 2007(3)	% of Total
Lender concentration (by original applicant)	$35,822		$36,513		$31,178
Top 10 lenders	17,639		18,244		12,948
Top 20 lenders	21,140		21,776		16,781

Loan-to-value ratio
95.01% and above	$9,084	25%	$9,271	25%	$8,845	28%
90.01% to 95.00%	12,247	34	12,331	34	9,995	32
80.01% to 90.00%	13,691	39	13,886	38	11,078	36
80.00% and below	800	2	1,025	3	1,260	4

Total	$35,822	100%	$36,513	100%	$31,178	100%

Loan grade
Prime	$31,838	89%	$32,401	89%	$27,114	87%
A minus and sub-prime	3,984	11	4,112	11	4,064	13

Total	$35,822	100%	$36,513	100%	$31,178	100%

Loan type(1)
First Mortgages
Fixed rate mortgage
Flow	$33,928	95%	$34,097	93%	$28,616	92%
Bulk	779	2	756	2	745	2
Adjustable rate mortgage
Flow	1,022	3	1,072	3	1,201	4
Bulk	93	—	588	2	616	2
Second Mortgages	—	—	—	—	—	—

Total	$35,822	100%	$36,513	100%	$31,178	100%

Type of documentation
Alt-A
Flow	$1,359	4%	$1,415	4%	$1,566	5%
Bulk	324	1	336	1	337	1
Standard(2)
Flow	33,591	94	33,754	92	28,251	91
Bulk	548	1	1,008	3	1,024	3

Total	$35,822	100%	$36,513	100%	$31,178	100%

Mortgage term
15 years and under	$428	1%	$434	1%	$354	1%
More than 15 years	35,394	99	36,079	99	30,824	99

Total	$35,822	100%	$36,513	100%	$31,178	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(3)	The December 31, 2007 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty was in a first loss position.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of December 31, 2008
Policy Year	Average Rate	Primary Insurance In-force	Percent of Total	Primary Risk In-force	Percent of Total
1997 and Prior	8.21%	$1,422	0.9%	$359	1.0%
1998	7.16%	656	0.4	174	0.5
1999	7.32%	804	0.5	202	0.6
2000	8.16%	533	0.3	130	0.4
2001	7.41%	1,765	1.1	449	1.3
2002	6.60%	4,380	2.7	1,087	3.0
2003	5.64%	17,667	10.9	2,940	8.2
2004	5.86%	9,707	6.0	2,111	5.9
2005	5.98%	14,718	9.1	3,668	10.2
2006	6.56%	23,740	14.6	4,988	13.9
2007	6.67%	49,315	30.3	10,579	29.5
2008	6.23%	37,751	23.2	9,135	25.5

Total		$162,458	100.0%	$35,822	100.0%

Occupancy and Property Type	As of December 31, 2008	As of September 30, 2008
Occupancy Status % of Primary Risk In-force
Primary residence	92.9%	92.7%
Second home	4.2	4.2
Non-owner occupied	2.9	3.1

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.6%	85.6%
Condominium and co-operative	11.1	11.0
Multi-family and other	3.3	3.4

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679				FICO 620 - 679 (1)				FICO < 620				Total
	2008				2008				2008				2008
Primary Risk In-force	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total Primary Risk In-force	$22.6	$22.9	$22.2	$20.2	$10.4	$10.7	$10.8	$10.5	$2.8	$2.9	$3.0	$3.0	$35.8	$36.5	$36.0	$33.8
Delinquency rate(2)	5.0%	4.2%	3.3%	2.6%	12.6%	10.1%	8.1%	6.8%	22.8%	19.0%	15.4%	12.7%	8.4%	6.9%	5.6%	4.7%

2008 policy year	$7.0	$6.5	$5.3	$2.6	$1.8	$1.7	$1.5	$0.9	$0.3	$0.3	$0.3	$0.2	$9.1	$8.5	$7.2	$3.7
Delinquency rate	1.3%	0.7%	0.3%	0.1%	5.2%	2.8%	1.2%	0.3%	15.3%	9.4%	17.1%	1.0%	2.6%	1.5%	0.7%	0.2%

2007 policy year	$6.0	$6.4	$6.6	$6.7	$3.4	$3.5	$3.6	$3.7	$1.1	$1.2	$1.2	$1.3	$10.5	$11.1	$11.4	$11.7
Delinquency rate	7.6%	6.2%	4.4%	2.9%	14.6%	10.9%	7.5%	5.2%	26.9%	22.0%	17.1%	12.3%	11.7%	9.1%	6.6%	4.5%

2006 policy year	$2.9	$3.1	$3.2	$3.3	$1.6	$1.7	$1.7	$1.8	$0.5	$0.5	$0.5	$0.5	$5.0	$5.3	$5.4	$5.6
Delinquency rate	9.8%	8.0%	6.5%	4.5%	17.0%	13.8%	11.4%	8.8%	24.7%	21.3%	17.6%	15.1%	13.3%	10.8%	8.9%	6.6%

2005 policy year	$2.2	$2.2	$2.3	$2.4	$1.2	$1.3	$1.3	$1.4	$0.3	$0.3	$0.3	$0.3	$3.7	$3.8	$3.9	$4.1
Delinquency rate	6.4%	5.0%	4.1%	3.2%	13.4%	11.1%	9.5%	8.1%	20.0%	17.1%	15.1%	13.2%	9.7%	7.9%	6.7%	5.5%

2004 & prior policy years	$4.5	$4.7	$4.9	$5.2	$2.4	$2.5	$2.6	$2.8	$0.6	$0.6	$0.6	$0.6	$7.5	$7.8	$8.2	$8.6
Delinquency rate	3.0%	2.5%	2.2%	1.9%	11.3%	10.0%	8.6%	8.2%	19.4%	17.3%	15.1%	14.0%	6.5%	5.6%	4.9%	4.5%

Fixed rate mortgage	$21.9	$21.8	$21.1	$19.1	$10.1	$10.2	$10.3	$10.0	$2.7	$2.8	$2.9	$2.9	$34.7	$34.8	$34.3	$32.0
Delinquency rate	4.5%	3.3%	2.6%	2.0%	12.1%	9.6%	7.6%	6.4%	22.5%	18.7%	15.0%	12.3%	8.0%	6.3%	5.0%	4.2%

Adjustable rate mortgage	$0.7	$1.1	$1.2	$1.2	$0.3	$0.5	$0.5	$0.5	$0.1	$0.1	$0.1	$0.1	$1.1	$1.7	$1.7	$1.8
Delinquency rate	21.6%	15.2%	12.3%	9.1%	25.5%	20.7%	17.2%	14.6%	35.0%	31.4%	29.2%	25.3%	23.8%	16.9%	13.9%	10.8%

LTV >95%	$4.6	$4.7	$4.7	$4.5	$3.4	$3.5	$3.5	$3.5	$1.1	$1.1	$1.2	$1.2	$9.1	$9.3	$9.4	$9.3
Delinquency rate	4.8%	3.6%	2.8%	2.2%	14.2%	11.4%	8.9%	7.1%	27.3%	23.1%	18.7%	15.2%	11.3%	9.1%	7.2%	5.9%

Alt-A(3)	$1.1	$1.2	$1.2	$1.3	$0.5	$0.5	$0.5	$0.5	$0.1	$0.1	$0.1	$0.1	$1.7	$1.8	$1.8	$1.9
Delinquency rate	17.8%	13.4%	10.1%	6.7%	27.7%	22.3%	17.8%	13.9%	31.3%	28.1%	26.1%	20.9%	20.3%	15.7%	12.2%	8.6%

Interest only & option ARMs	$2.4	$2.8	$3.0	$2.9	$0.9	$1.0	$1.0	$1.0	$0.2	$0.2	$0.2	$0.2	$3.5	$4.0	$4.1	$4.1
Delinquency rate	18.7%	13.7%	10.6%	7.3%	28.0%	21.0%	16.2%	12.0%	36.3%	30.0%	25.3%	19.7%	21.4%	15.5%	12.0%	8.5%
Amounts may not total due to rounding.

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verfication of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	December 31, 2008	September 30, 2008	December 31, 2007(2)
GSE Alt-A
Risk in-force	$338	$339	$340
Average FICO score	720	720	720
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	22%	22%	22%
Stop loss	100%	100%	99%
Deductible	81%	81%	80%

Portfolio(3)
Risk in-force	$—	$493	$532
Average FICO score	—	724	723
Loan-to-value ratio	—%	77%	76%
Standard documentation	—%	97%	98%
Stop loss	—%	100%	100%
Deductible	—%	22%	22%

FHLB
Risk in-force	$443	$418	$382
Average FICO score	741	739	743
Loan-to-value ratio	76%	76%	68%
Standard documentation	87%	87%	85%
Stop loss	86%	87%	96%
Deductible	100%	100%	100%

Other
Risk in-force	$91	$94	$107
Average FICO score	692	691	693
Loan-to-value ratio	91%	91%	94%
Standard documentation	96%	96%	96%
Stop loss	9%	9%	11%
Deductible	—%	—%	—%

Total Bulk Risk In-force	$872	$1,344	$1,361

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(2)	The December 31, 2007 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty was in a first loss position.
(3)	As of December 31, 2008, coverage underlying the Portfolio deals was no longer in force.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			December 31, 2008			September 30, 2008			June 30, 2008			March 31, 2008
Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)
2005		0-50%	$0.1	$2		$0.1	$3		$0.4	$10		$0.5	$10
2005		50-75%	0.3	12		0.3	14		0.4	22		1.6	72
2005		75-99%	0.3	27		0.5	32		1.1	72		0.2	11
2005		Attached	1.7	184		1.5	136		0.6	44		0.3	20

2005 Total	$4.4		$2.4	$225	$26	$2.4	$185	$18	$2.5	$148	$6	$2.6	$113	$1

2006		0-50%	$0.1	$2		$0.1	$1		$0.2	$2		$0.5	$11
2006		50-75%	0.0	1		0.1	4		0.4	17		0.3	8
2006		75-99%	0.1	4		0.3	18		0.4	26		0.5	23
2006		Attached	2.8	372		2.5	269		2.1	185		2.0	113

2006 Total	$4.2		$3.0	$379	61	$3.0	$292	49	$3.1	$230	61	$3.3	$155	17

2007		0-50%	$0.1	$2		$0.3	$5		$1.0	$17		$4.3	$77
2007		50-75%	0.1	5		0.3	9		1.0	33		1.0	23
2007		75-99%	0.3	13		0.7	25		2.2	77		0.8	25
2007		Attached	5.6	556		4.9	364		2.2	128		0.5	22

2007 Total	$6.8		$6.1	$576	119	$6.2	$403	102	$6.4	$255	43	$6.6	$147	1

Captive Benefit In Quarter ($MM)					$206			$169			$110			$19

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, incurred losses equals change in reserves plus paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever to date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$5	$5	$6	$5	$21	$4	$8	$5	$7	$24
Net investment income	(1)	6	14	20	39	23	12	15	15	65
Net investment gains (losses)	(4)	(32)	(33)	(10)	(79)	(3)	(11)	(1)	—	(15)
Insurance and investment product fees and other	37	(2)	2	2	39	(3)	—	(1)	2	(2)

Total revenues	37	(23)	(11)	17	20	21	9	18	24	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	1	—	2	—	—	1	—	1
Acquisition and operating expenses, net of deferrals	41	(6)	13	6	54	17	9	10	21	57
Amortization of deferred acquisition costs and intangibles	4	3	1	2	10	1	2	1	14	18
Interest expense	69	68	63	58	258	60	59	63	60	242

Total benefits and expenses	114	66	78	66	324	78	70	75	95	318

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(77)	(89)	(89)	(49)	(304)	(57)	(61)	(57)	(71)	(246)

Benefit from income taxes	(42)	(63)	(7)	—	(112)	(19)	(21)	(20)	(24)	(84)

LOSS FROM CONTINUING OPERATIONS	(35)	(26)	(82)	(49)	(192)	(38)	(40)	(37)	(47)	(162)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	23	20	7	53	1	6	—	—	7
Expenses related to reorganization, net of taxes	4	—	—	—	4	—	—	—	14	14

NET OPERATING LOSS	$(28)	$(3)	$(62)	$(42)	$(135)	$(37)	$(34)	$(37)	$(33)	$(141)

Effective tax rate (operating income (loss))	58.1%	91.5%	7.5%		37.7%	29.9%	35.2%	34.1%	33.7%	33.2%

(1)	Includes inter-segment eliminations.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturities		$22,189	33%	$23,591	34%	$25,724	35%	$25,968	35%	$26,166	35%
Private fixed maturities		7,782	11	9,406	14	9,791	13	10,001	14	10,425	14
Mortgage-backed (MBS):	Residential mortgage-backed securities	2,159	3	2,627	4	2,554	3	2,772	4	3,260	5
	Commercial mortgage-backed securities	3,713	6	4,630	7	4,758	7	4,751	6	5,148	7
Asset-backed (ABS):	Residential mortgage-backed securities	582	1	758	1	952	1	1,290	2	1,632	2
	Other non-residential collateral	2,080	3	2,637	4	2,969	4	3,358	5	3,591	5
Tax exempt		2,370	4	2,415	3	2,315	3	2,215	3	2,227	3
Non-investment grade fixed maturities		1,996	3	2,660	4	2,824	4	2,676	4	2,705	4
Equity securities:
Common stocks and mutual funds		100	—	107	—	71	—	34	—	47	—
Preferred stocks		134	—	202	—	338	1	360	1	319	1
Commercial mortgage loans		8,262	12	8,447	12	8,573	12	8,822	12	8,953	12
Policy loans		1,834	3	1,822	3	1,806	2	1,654	2	1,651	2
Cash, cash equivalents and short-term investments		8,447	12	5,367	8	5,983	8	3,873	5	3,168	4
Securities lending		1,469	2	1,674	2	1,836	3	2,443	3	2,397	3
Other invested assets:	Limited partnerships(1)	715	1	716	1	701	1	690	1	632	1
	Derivatives:
	LTC forward starting swap-cash flow	501	1	799	1	747	1	901	1	655	1
	Other cash flow	120	—	41	—	38	—	62	—	15	—
	Fair value	278	—	99	—	101	—	173	—	83	—
	Equity index options-non-qualified	152	—	256	1	217	—	212	—	127	—
	LTC swaptions-non qualified	780	1	—	—	—	—	—	—	—	—
	Other non-qualified	385	1	43	—	25	—	39	—	20	—
	Trading portfolio	169	—	222	—	237	1	236	1	254	—
	Counterparty collateral	1,605	3	693	1	478	1	664	1	372	1
	Other(2)	118	—	105	—	112	—	78	—	44	—

Total invested assets and cash		$67,940	100%	$69,317	100%	$73,150	100%	$73,272	100%	$73,891	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$9,651	30%	$10,649	30%	$11,245	30%	$12,275	32%	$13,133	33%
1	Aa	4,542	14	5,223	15	7,133	19	6,804	17	6,811	17
1	A	10,653	33	10,528	30	11,044	29	11,155	29	11,368	29
2	Baa	6,111	19	7,332	20	6,588	17	6,671	18	6,791	17
3	Ba	844	3	1,096	4	1,299	4	1,210	3	1,210	3
4	B	381	1	556	1	524	1	508	1	530	1
5	Caa and lower	101	—	93	—	97	—	68	—	47	—
6	In or near default	1	—	1	—	10	—	12	—	6	—
Not rated	Not rated	13	—	13	—	24	—	—	—	—	—

	Total public fixed maturities	$32,297	100%	$35,491	100%	$37,964	100%	$38,703	100%	$39,896	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$1,458	14%	$1,985	15%	$2,296	16%	$2,656	19%	$2,917	19%
1	Aa	1,065	10	1,296	10	1,944	14	2,054	14	2,128	14
1	A	3,268	31	4,180	31	3,851	28	3,542	25	3,852	25
2	Baa	4,127	39	4,871	37	4,962	36	5,198	36	5,449	36
3	Ba	596	6	827	6	710	5	758	5	789	5
4	B	54	—	48	1	126	1	69	1	78	1
5	Caa and lower	4	—	3	—	27	—	28	—	26	—
6	In or near default	1	—	1	—	5	—	4	—	5	—
Not rated	Not rated	1	—	22	—	2	—	19	—	14	—

	Total private fixed maturities	$10,574	100%	$13,233	100%	$13,923	100%	$14,328	100%	$15,258	100%

(1) Limited partnerships by type:
Distressed Bond and Equity Fund		$132		$153		$156		$155		$153
Real Estate		294		283		286		272		237
Infrastructure		149		139		126		121		104
Private Equity		75		76		76		67		67
Mezzanine		41		40		31		48		44
Strategic Equity		8		9		10		11		11
Strategic Funds		7		7		7		7		7
Oil and Gas		9		9		9		9		9

		$715		$716		$701		$690		$632

(2)	We do not have any material exposure to residential mortgage-backed securities CDOs.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$905	2%	$679	1%	$531	1%	$529	1%	$594	1%
Tax exempt	2,371	6	2,417	5	2,372	5	2,217	4	2,228	4
Foreign government	1,760	4	2,226	5	2,796	5	2,699	5	2,432	4
U.S. corporate	19,074	45	20,738	43	22,228	43	22,974	44	23,563	43
Foreign corporate	9,976	23	11,681	24	12,411	24	12,320	23	12,579	23
Mortgage-backed (MBS): Residential mortgage-backed securities	2,253	5	2,695	5	2,613	5	2,773	5	3,262	6
Commercial mortgage-backed securities	3,758	9	4,696	10	4,865	9	4,853	9	5,263	9
Asset-backed (ABS): Residential mortgage-backed securities	684	1	914	2	1,099	3	1,307	3	1,640	3
Other non-residential collateral	2,090	5	2,678	5	2,972	5	3,359	6	3,593	7

Total fixed maturity securities(1)	$42,871	100%	$48,724	100%	$51,887	100%	$53,031	100%	$55,154	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,773	32%	$10,422	34%	$12,062	38%	$11,923	36%	$12,203	36%
Utilities and energy	5,741	21	5,893	19	6,021	18	6,170	19	6,174	18
Consumer—non cyclical	3,243	12	3,294	11	3,385	10	3,581	11	3,750	11
Consumer—cyclical	1,317	5	1,531	5	1,584	5	1,817	5	1,874	6
Capital goods	1,837	6	1,958	7	2,022	6	1,767	5	1,811	5
Industrial	1,277	4	1,516	5	1,485	5	1,444	4	1,520	4
Technology and communications	1,584	6	1,601	5	1,717	5	1,931	6	1,986	6
Transportation	1,111	4	1,246	4	1,313	4	1,230	4	1,237	4
Other	2,686	10	3,037	10	3,060	9	3,402	10	3,534	10

Subtotal	$27,569	100%	$30,498	100%	$32,649	100%	$33,265	100%	$34,089	100%
Non-Investment Grade:
Finance and insurance	$183	12%	$236	12%	$104	5%	$232	11%	$272	13%
Utilities and energy	159	11	204	11	198	10	212	11	186	9
Consumer—non cyclical	232	16	321	17	413	21	412	20	427	21
Consumer—cyclical	179	12	206	11	229	11	316	16	337	17
Capital goods	198	13	193	10	212	11	146	7	142	7
Industrial	272	18	392	20	395	20	257	13	220	11
Technology and communications	186	13	274	14	349	17	350	17	391	19
Transportation	57	4	77	4	58	3	66	3	59	3
Other	15	1	18	1	32	2	38	2	19	—

Subtotal	$1,481	100%	$1,921	100%	$1,990	100%	$2,029	100%	$2,053	100%

Total	$29,050	100%	$32,419	100%	$34,639	100%	$35,294	100%	$36,142	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$1,715	4%	$2,162	4%	$2,213	4%	$2,211	4%	$2,278	4%
Due after one year through five years	10,091	24	11,529	24	12,279	24	12,026	23	11,434	21
Due after five years through ten years	7,241	17	8,198	17	8,854	17	9,215	17	9,441	17
Due after ten years	15,039	35	15,852	32	16,992	33	17,287	33	18,243	33

Subtotal	34,086	80	37,741	77	40,338	78	40,739	77	41,396	75
Mortgage and asset-backed	8,785	20	10,983	23	11,549	22	12,292	23	13,758	25

Total fixed maturity securities	$42,871	100%	$48,724	100%	$51,887	100%	$53,031	100%	$55,154	100%

(1) The following table sets forth the fair value of our fixed maturities by pricing source as of the date indicated:

	December 31, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$36,022	84%
Priced via broker indicative market prices	751	2
Priced via internally developed models	6,098	14

Total fixed maturities	$42,871	100%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$90	$85	$148	$43	$366	$48	$56	$41	$—	$145
AA	26	53	12	12	103	34	50	36	30	150
A	52	54	5	—	111	39	45	12	13	109
BBB	3	4	—	—	7	40	16	30	1	87
BB	—	—	—	—	—	3	7	19	3	32
B	—	—	—	—	—	—	3	7	2	12
CCC and lower	—	—		—	—	7	19	20	6	52

Total	$171	$196	$165	$55	$587	$171	$196	$165	$55	$587

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do not have any material exposure to mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Fair Value by Vintage as of September 30, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$102	$109	$205	$52	$468	$48	$74	$97	$35	$254
AA	36	69	19	29	153	65	65	50	1	181
A	70	74	16	—	160	64	55	24	21	164
BBB	3	14	—	—	17	22	11	2	10	45
BB	—	—	—	—	—	4	21	32	5	62
B	—	—	—	—	—	8	24	19	6	57
CCC and lower	—	—	—	—	—	—	16	16	3	35

Total	$211	$266	$240	$81	$798	$211	$266	$240	$81	$798

Net Unrealized Losses by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$(41)	$(32)	$(90)	$(25)	$(188)	$(13)	$(14)	$(13)	$—	$(40)
AA	(21)	(61)	(13)	—	(95)	(26)	(46)	(26)	(12)	(110)
A	(24)	(47)	(1)	—	(72)	(23)	(44)	(11)	(13)	(91)
BBB	(1)	(2)	—	—	(3)	(19)	(16)	(25)	(1)	(61)
BB	—	—	—	—	—	(1)	(7)	(23)	1	(30)
B	—	—	—	—	—	—	(5)	(3)	—	(8)
CCC and lower	—	—	—	—	—	(5)	(10)	(3)	—	(18)

Total	$(87)	$(142)	$(104)	$(25)	$(358)	$(87)	$(142)	$(104)	$(25)	$(358)

(1)	We do not have any 2008 vintage mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans.
(2)	The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	December 31, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$550	94%
Priced via broker indicative market prices	—	—
Priced via internally developed models	37	6

Total sub-prime investments	$587	100%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-based Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$107	$123	$79	$41	$350	$106	$33	$34	$32	$205
AA	15	63	12	1	91	4	92	6	1	103
A	16	26	3	—	45	10	37	1	2	50
BBB	2	2	1	—	5	18	29	14	2	63
BB	—	—	—	—	—	1	5	20	2	28
B	—	—	—	—	—	—	6	6	—	12
CCC and lower	—	—	—	—	—	1	12	14	3	30

Total	$140	$214	$95	$42	$491	$140	$214	$95	$42	$491

Fair Value by Vintage as of September 30, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$113	$153	$106	$65	$437	$114	$135	$71	$54	$374
AA	24	95	22	1	142	18	66	28	—	112
A	20	34	7	—	61	14	59	19	—	92
BBB	2	5	3	—	10	11	10	8	8	37
BB	—	—	—	—	—	2	4	1	—	7
B	—	—	—	—	—	—	7	3	1	11
CCC and lower	—	—	—	—	—	—	6	8	3	17

Total	$159	$287	$138	$66	$650	$159	$287	$138	$66	$650

Net Unrealized Losses by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$(26)	$(57)	$(48)	$(41)	$(172)	$(24)	$(15)	$(21)	$(38)	$(98)
AA	(16)	(28)	1	—	(43)	(3)	(58)	(3)	(1)	(65)
A	(4)	(11)	(2)	—	(17)	(11)	(12)	(4)	—	(27)
BBB	1	(1)	(13)	—	(13)	(7)	(10)	(27)	(2)	(46)
BB	—	—	—	—	—	(1)	(3)	(11)	—	(15)
B	—	—	—	—	—	—	—	—	—	—
CCC and lower	—	—	—	—	—	1	1	4	—	6

Total	$(45)	$(97)	$(62)	$(41)	$(245)	$(45)	$(97)	$(62)	$(41)	$(245)

(1)	We do not have any 2008 vintage mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans.
(2)	The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	December 31, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$482	98%
Priced via broker indicative market prices	—	—
Priced via internally developed models	9	2

Total Alt-A investments	$491	100%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Commercial Mortgage-backed Securities

(amounts in millions)

Fair Value by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$1,796	$355	$412	$341	$2,904	$1,813	$398	$442	$312	$2,965
AA	56	56	161	68	341	73	63	136	68	340
A	73	73	67	64	277	65	29	74	92	260
BBB	51	21	48	15	135	59	24	49	16	148
BB	33	—	—	—	33	33	1	1	—	35
B	18	—	—	—	18	8	—	—	—	8
CCC and lower	26	10	14	—	50	2	—	—	—	2

Total	$2,053	$515	$702	$488	$3,758	$2,053	$515	$702	$488	$3,758

Fair Value by Vintage as of September 30, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$1,956	$401	$515	$456	$3,328	$1,993	$418	$544	$424	$3,379
AA	98	89	270	124	581	104	90	246	156	596
A	105	102	123	125	455	126	88	128	125	467
BBB	60	24	72	37	193	41	29	81	37	188
BB	53	—	—	—	53	47	1	2	—	50
B	26	—	—	—	26	12	—	—	—	12
CCC and lower	29	10	21	—	60	4	—	—	—	4

Total	$2,327	$626	$1,001	$742	$4,696	$2,327	$626	$1,001	$742	$4,696

Net Unrealized Losses by Vintage as of December 31, 2008:

	Original Rating					Current Rating
S&P Rating	2004 and Prior	2005	2006	2007	Total(1)(2)	2004 and Prior	2005	2006	2007	Total(1)(2)
AAA	$(184)	$(73)	$(147)	$(207)	$(611)	$(195)	$(74)	$(160)	$(195)	$(624)
AA	(58)	(52)	(155)	(94)	(359)	(51)	(58)	(147)	(94)	(350)
A	(50)	(50)	(94)	(103)	(297)	(38)	(40)	(91)	(115)	(284)
BBB	(22)	(17)	(43)	(35)	(117)	(43)	(19)	(48)	(35)	(145)
BB	(34)	—	—	—	(34)	(23)	(2)	(3)	—	(28)
B	(9)	—	—	—	(9)	(6)	—	—	—	(6)
CCC and lower	(2)	(1)	(10)	—	(13)	(3)	—	—	—	(3)

Total	$(359)	$(193)	$(449)	$(439)	$(1,440)	$(359)	$(193)	$(449)	$(439)	$(1,440)

(1)	We do not have any 2008 vintage commercial mortgage-backed securities.
(2)

As of December 31, 2008, 40% of our commercial mortgage-backed securities related to loans with fixed interest rates, and 60% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in our fixed maturity portfolio is 62%. The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	December 31, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$3,331	89%
Priced via indicative market prices	192	5
Priced via internally developed models	235	6

Total commercial mortgage-backed securities	$3,758	100%

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,137	26%	$2,192	26%	$2,247	27%	$2,323	27%	$2,339	26%
South Atlantic	1,958	24	1,984	23	1,990	23	2,023	23	2,057	23
Middle Atlantic	1,083	13	1,090	13	1,109	13	1,155	13	1,226	14
East North Central	791	10	810	10	826	10	857	10	874	10
Mountain	746	9	775	9	783	9	790	9	794	9
West South Central	357	4	378	5	386	4	398	4	409	4
West North Central	434	5	437	5	451	5	467	5	464	5
East South Central	252	3	261	3	267	3	294	3	296	3
New England	520	6	533	6	526	6	528	6	514	6

Subtotal	8,278	100%	8,460	100%	8,585	100%	8,835	100%	8,973	100%

Allowance for losses	(23)		(21)		(20)		(21)		(26)
Unamortized fees and costs	7		8		8		8		6

Total	$8,262		$8,447		$8,573		$8,822		$8,953

Property Type
Office	$2,182	26%	$2,233	26%	$2,271	26%	$2,371	27%	$2,454	27%
Industrial	2,143	26	2,178	26	2,220	26	2,292	26	2,326	26
Retail	2,393	29	2,420	29	2,446	28	2,476	27	2,465	27
Apartments	902	11	1,629	19	988	12	1,031	12	1,054	12
Mixed use/other	658	8	—	—	660	8	665	8	674	8

Subtotal	8,278	100%	8,460	100%	8,585	100%	8,835	100%	8,973	100%

Allowance for losses	(23)		(21)		(20)		(21)		(26)
Unamortized fees and costs	7		8		8		8		6

Total	$8,262		$8,447		$8,573		$8,822		$8,953

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,399	41%	$3,463	41%	$3,511	42%	$3,631	41%	$3,671	41%
$5 million but less than $10 million	1,946	24	1,966	23	2,011	23	2,080	24	2,073	23
$10 million but less than $20 million	1,513	18	1,616	19	1,645	19	1,630	18	1,646	18
$20 million but less than $30 million	358	4	360	4	362	4	431	5	442	5
$30 million and over	1,050	13	1,054	13	1,055	12	1,055	12	1,116	13

Subtotal	8,266	100%	8,459	100%	8,584	100%	8,827	100%	8,948	100%

Net premium/discount	12		1		1		8		25

Total	$8,278		$8,460		$8,585		$8,835		$8,973

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$21		$20		$21		$26		$21
Provisions	2		1		—		—		5
Releases			—		(1)		(5)		—

Ending balance	$23		$21		$20		$21		$26

Commercial Mortgage Loan Information by Vintage (loan amounts in millions) As of December 31, 2008
Loan year	Total loan balance	Delinquent loan balance	Number of loans	Number of delinquent loans	Average balance per loan	Average balance per delinquent loan	Average loan-to-value(1)
2004 and prior	$3,037	$—	1,169	—	$3	$—	48%
2005	1,700	—	330	—	$5	—	55%
2006	1,637	—	303	—	$5	—	57%
2007	1,573	—	206	—	$8	—	60%
2008	319	—	209	—	$2	—	63%

Total	$8,266	$—	2,217	—	$4	$—	54%

(1)	Represents loan-to-value at origination.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$684	$715	$715	$764	$2,878	$802	$821	$792	$774	$3,189
Fixed maturities—non-taxable	29	29	26	25	109	25	26	26	25	102
Commercial mortgage loans	121	123	136	143	523	142	142	134	130	548
Equity securities	4	5	10	10	29	11	6	7	7	31
Other invested assets	8	20	22	18	68	19	11	17	6	53
Limited partnerships(1)	(35)	(31)	(10)	6	(70)	9	26	5	4	44
Policy loans	40	43	40	39	162	38	36	36	34	144
Cash, cash equivalents and short-term investments	30	36	41	25	132	32	28	32	27	119

Gross investment income before expenses and fees	881	940	980	1,030	3,831	1,078	1,096	1,049	1,007	4,230
Expenses and fees	(24)	(22)	(27)	(28)	(101)	(25)	(22)	(25)	(23)	(95)

Net investment income	$857	$918	$953	$1,002	$3,730	$1,053	$1,074	$1,024	$984	$4,135

Annualized Yields
Fixed maturities—taxable	5.6%	5.5%	5.4%	5.7%	5.6%	5.9%	6.1%	6.0%	5.9%	6.0%
Fixed maturities—non-taxable	4.5%	4.7%	4.5%	4.6%	4.6%	4.6%	4.8%	4.6%	4.8%	4.7%
Commercial mortgage loans	5.8%	5.8%	6.2%	6.4%	6.1%	6.4%	6.4%	6.2%	6.2%	6.3%
Equity securities	4.9%	5.0%	10.3%	11.2%	8.2%	16.0%	13.4%	16.1%	15.2%	14.5%
Other invested assets	2.2%	10.9%	11.7%	10.9%	7.1%	16.6%	9.8%	13.9%	5.5%	11.2%
Limited partnerships(1)	-19.5%	-17.7%	-5.9%	3.3%	-10.3%	5.9%	21.2%	4.9%	5.3%	9.9%
Policy loans	9.0%	9.4%	9.2%	9.4%	9.2%	9.2%	9.0%	9.2%	9.0%	9.1%
Cash, cash equivalents and short-term investments	1.7%	2.6%	3.3%	2.9%	2.5%	4.0%	3.6%	5.0%	4.6%	4.2%

Gross investment income before expenses and fees	4.9%	5.2%	5.4%	5.8%	5.3%	6.0%	6.2%	6.0%	5.9%	6.0%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.8%	5.1%	5.3%	5.6%	5.2%	5.9%	6.1%	5.9%	5.8%	5.9%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4
Net Investment Gains (Losses), Net of Taxes and Other Adjustments
Net realized gains (losses) on available-for-sale securities:
Fixed Maturities:
U.S. corporate	$(5)	$(78)	$(6)	$(1)	$(90)	$1
U.S. government, agencies & government sponsored entities	—	5	6	—	11	—
Foreign corporate	(3)	(4)	8	—	1	—
Foreign government	9	7	7	2	25	—
Tax exempt	—	—	3	—	3	—
Mortgage-backed securities (MBS)	(6)	2	—	—	(4)	(5)
Asset-backed securities (ABS)	(4)	—	(1)	—	(5)	(1)
Equity securities	(1)	(18)	—	1	(18)	2
FX	1	—	—	—	1	—

Total net realized gains (losses) on available-for-sale securities	(9)	(86)	17	2	(76)	(3)

Impairments:
Corporate fixed maturities	(206)	(145)	(20)	(32)	(403)	(19)
Foreign government fixed maturities	(13)	—	—	—	(13)	—
Limited partnerships	—	(1)	—	—	(1)	(1)
Equity securities	(11)	(56)	(3)	—	(70)	(3)
CML	(1)	—	—	—	(1)	—
Alt-A residential mortgage-backed securities:
AAA	—	(5)	—	—	(5)	—
AA	(16)	(5)	(4)	—	(25)	—
A	(27)	(7)	(16)	(20)	(70)	(7)
BBB	(16)	(12)	(5)	(10)	(43)	(7)
Below BBB	(38)	(26)	(35)	(17)	(116)	(8)
Sub-prime residential mortgage-backed securities:
AA	(3)	—	—	(2)	(5)	(18)
A	(2)	(3)	(8)	(3)	(16)	—
BBB	(18)	(2)	(4)	(8)	(32)	(19)
Below BBB	(99)	(44)	(40)	(15)	(198)	(34)
Prime residential mortgage-backed securities:
A	(32)	(2)	(5)	(5)	(44)	—
BBB	(13)	(1)	(3)	(1)	(18)	—
Below BBB	(26)	(4)	—	—	(30)	—
Change in intent:
Alt-A	—	(30)	(55)	—	(85)	—
Sub-prime	—	(19)	(159)	—	(178)	—
Prime	—	(4)	(1)	—	(5)	—
Automobile	—	(2)	—	—	(2)	—
Other mortgage-backed securities	(1)	—	—	(1)	(2)	(7)
Other asset-backed securities	(2)	(2)	—	—	(4)	—
Commercial mortgage-backed securities (CMBS):
A	—	—	—	(3)	(3)	—
BBB	(1)	(2)	—	(1)	(4)	—
Below BBB	(4)	(4)	(1)	(3)	(12)	—

Total impairments	(529)	(376)	(359)	(121)	(1,385)	(123)

Net unrealized gains (losses) on trading securities	(18)	(6)	1	(5)	(28)	(7)
Derivative instruments	473	(60)	6	(22)	397	(3)
Bank loans	(13)	(3)	—	(2)	(18)	—
Commercial mortgage loans held-for-sale market valuation allowance	(1)	—	(1)	1	(1)	(3)

Net investment gains (losses), net of taxes	(97)	(531)	(336)	(147)	(1,111)	(139)

DAC and other intangible amortization related to net investment gains (losses)	8	53	15	19	95	5

Net investment gains (losses), net of taxes and other adjustments	$(89)	$(478)	$(321)	$(128)	$(1,016)	$(134)

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
GAAP Basis ROE
Net income (loss) for the twelve months ended(1)	$(572)	$(73)	$524	$1,012	$1,220
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,486	$12,613	$12,633	$12,549	$12,431
GAAP Basis ROE(1) divided by(2)	-4.6%	-0.6%	4.1%	8.1%	9.8%

Operating ROE
Net operating income for the twelve months ended(1)	$469	$990	$1,138	$1,277	$1,373
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,486	$12,613	$12,633	$12,549	$12,431
Operating ROE(1) divided by(2)	3.8%	7.8%	9.0%	10.2%	11.0%

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) and net operating income (loss) from page 10 herein.
(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations, for the most recent five quarters.

	Three months ended
Quarterly Average ROE	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
GAAP Basis ROE
Net income (loss) for the period ended(3)	$(321)	$(258)	$(109)	$116	$178
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,153	$12,467	$12,688	$12,756	$12,686
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	-10.6%	-8.3%	-3.4%	3.6%	5.6%

Operating ROE
Net operating income (loss) for the period ended(3)	$(207)	$220	$212	$244	$314
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,153	$12,467	$12,688	$12,756	$12,686
Annualized Operating Quarterly Basis ROE(3) divided by(4)	-6.8%	7.1%	6.7%	7.7%	9.9%

(3)	Net income (loss) and net operating income (loss) from page 8 herein.
(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$566	$515	$551	$528	$2,160	$551	$540	$495	$489	$2,075
Total revenues(2)	$2,629	$2,168	$2,398	$2,753	$9,948	$2,775	$2,875	$2,765	$2,710	$11,125

Expense ratio(1) divided by(2)	21.5%	23.8%	23.0%	19.2%	21.7%	19.9%	18.8%	17.9%	18.0%	18.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$566	$515	$551	$528	$2,160	$551	$540	$495	$489	$2,075
Less wealth management	59	67	67	67	260	70	69	65	60	264
Less lifestyle protection business(a)	191	200	216	200	807	199	218	183	181	781
Less expenses related to reorganization(b)	31	—	—	—	31	—	—	—	8	8

Adjusted acquisition and operating expenses, net of deferrals(3)	$285	$248	$268	$261	$1,062	$282	$253	$247	$240	$1,022

Total revenues	$2,629	$2,168	$2,398	$2,753	$9,948	$2,775	$2,875	$2,765	$2,710	$11,125
Less wealth management	71	86	86	87	330	90	88	82	76	336
Less lifestyle protection business	338	370	431	418	1,557	398	410	363	357	1,528
Less net investment gains (losses)	(143)	(789)	(518)	(226)	(1,676)	(214)	(48)	(51)	(19)	(332)

Adjusted total revenues(4)	$2,363	$2,501	$2,399	$2,474	$9,737	$2,501	$2,425	$2,371	$2,296	$9,593

Adjusted expense ratio(3) divided by(4)	12.1%	9.9%	11.2%	10.5%	10.9%	11.3%	10.4%	10.4%	10.5%	10.7%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection businesses. The wealth management and lifestyle protection businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses of $7 million associated with our reorganization announced in the fourth quarter 2008.
(b)	Includes severance and other employee related expenses associated with our reorganization announced in the fourth quarter of 2008 and the first quarter of 2007.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2008					2007
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,616	$1,735	$1,709	$1,717	$6,777	$1,670	$1,600	$1,549	$1,511	$6,330
Less retirement income—spread-based premiums	105	181	111	167	564	135	118	151	154	558
Less impact of changes in foreign exchange rates	(103)	16	60	65	38

Core premiums	$1,614	$1,538	$1,538	$1,485	$6,175	$1,535	$1,482	$1,398	$1,357	$5,772

Reported premium percentage change from prior year	-3.2%	8.4%	10.3%	13.6%	7.1%
Core premium percentage change from prior year	5.1%	3.8%	10.0%	9.4%	7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

(Assets—amounts in billions)

		2008					2007
		Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$67.9	$69.3	$73.1	$73.3	$67.9	$73.9	$73.5	$72.6	$71.3	$73.9
	Subtract:
	Securities lending	1.5	1.7	1.8	2.4	1.5	2.4	2.3	2.2	2.2	2.4
	Unrealized gains (losses)	(6.3)	(4.4)	(2.3)	(1.6)	(6.3)	(0.3)	(0.3)	(0.2)	1.0	(0.3)
	Derivative counterparty collateral	1.6	0.6	0.5	0.7	1.6	0.4	0.2	0.1	0.3	0.4

	Adjusted ends of period invested assets	$71.1	$71.4	$73.1	$71.8	$71.1	$71.4	$71.3	$70.5	$67.8	$71.4

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$71.3	$72.3	$72.5	$71.6	$71.8	$71.4	$70.9	$69.2	$67.5	$69.6
	Subtract: portfolios supporting floating products	12.6	13.6	14.1	14.1	13.5	14.1	14.2	13.4	12.2	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating) Calculation	$58.7	$58.7	$58.4	$57.5	$58.3	$57.3	$56.7	$55.8	$55.3	$56.1

	(Income—amounts in millions)
(C)	Reported—Net Investment Income	$857	$918	$953	$1,002	$3,730	$1,053	$1,074	$1,024	$984	$4,135
	Subtract:
	Bond calls and commercial mortgage loan prepayments	5	3	13	12	33	6	14	22	10	52
	Reinsurance and reclassification(1)	11	16	19	15	61	15	26	18	9	68
	Other non-core items(2)	(5)	5	2	(1)	1	5	1	1	6	13

(D)	Core Net Investment Income	846	894	919	976	3,635	1,027	1,033	983	959	4,002
	Subtract: investment income from portfolios supporting floating products	87	111	121	164	483	205	209	196	180	790

(E)	Core Net Investment Income (excl. Floating)	$759	$783	$798	$812	$3,152	$822	$824	$787	$779	$3,212

(C) / (A)	Reported Yield	4.81%	5.08%	5.26%	5.60%	5.19%	5.90%	6.06%	5.92%	5.84%	5.94%
(D) / (A)	Core Yield(3)	4.75%	4.95%	5.07%	5.45%	5.06%	5.75%	5.83%	5.69%	5.69%	5.75%
(E) / (B)	Core Yield (excl. Floating)(3)	5.18%	5.34%	5.47%	5.65%	5.41%	5.74%	5.81%	5.65%	5.64%	5.72%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents imputed investment income related to a reinsurance agreement in our lifestyle protection business. The third quarter of 2007 reflects an expense reclassification of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification was associated with exit fee accruals for the guarantee fund that the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods.

(2)	Includes consent fees, return of investment, mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.
(3)

Beginning in 2007, limited partnership assets and investment income were allocated to the operating segments from Corporate and Other. The core yield calculation has been adjusted to include limited partnership assets and investment income to reflect the diversified portfolio strategy used to support the Retirement and Protection segment liabilities.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor's (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A+	AA-	A1	A+
Genworth Life Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Annuity Insurance Company	A+	AA-	A1	A+
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company of New York	A+	AA-	A1	A+
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	A+
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	A+	Aa3
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa3
Genworth Financial Mortgage Insurance Limited	A	Aa3
Genworth Residential Mortgage Insurance Corporation of NC	A+	Aa3
Genworth Financial Assurance Corporation	Not rated	Aa3
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aa1.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A” and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A+” (Superior), “A” and “A-” (Excellent) ratings are the second-, third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics and is highly likely to have the ability to meet financial commitments, while an insurer rated “A” (Strong) has strong financial security characteristics. The “AA” and “A” ranges are the second- and third-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA”, “AA-”, “A+” and “A” ratings are the third-, fourth-, fifth- and sixth-highest of S&P's 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

GENWORTH FINANCIAL, INC.

4Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security and constitute what are generally known as high-grade companies. Moody's states that insurance companies rated “A” (Good) offer good financial security. The “Aa” and “A” ranges are the second- and third-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa3” and “A1” ratings are the fourth- and fifth-highest of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of senior note short-term policyholder claims and obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the “CCC” category. Accordingly, the “A+” rating is the fifth-highest of Fitch's 21 ratings categories.

DBRS states that long-term debt rated “AA” is of superior credit quality. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com